Filed with the Securities and Exchange Commission on February 28, 2018

1933 Act Registration File No. 333-182417

1940 Act File No. 811-22718

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ X ]

[     ] Pre-Effective Amendment No.

[ X ] Post-Effective Amendment No. 161

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ X ]

[ X ] Amendment No. 164

(Check appropriate box or boxes.)

TWO ROADS SHARED TRUST

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street, Suite 2

Omaha, NE  68130

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:

402-895-1600

The Corporation Trust Company

1209 Orange Street

Wilmington, DE  19801

(Name and. Address of Agent for Service)

Copy to:

Joshua Deringer Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103	Richard A. Malinowski Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788

It is proposed that this filing will become effective (check appropriate box)

[X]   immediately upon filing pursuant to paragraph (b)

[   ]   on (date) pursuant to paragraph (b)

[   ]   60 days after filing pursuant to paragraph (a)(l)

[   ]   on (date) pursuant to paragraph (a)(l)

[   ]   75 days after filing pursuant to paragraph (a)(2)

[   ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

[   ]   as soon as practicable after the effective date of this registration statement

If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Advised by Redwood Investment Management, LLC

PROSPECTUS

February 28, 2018

This Prospectus provides important information about the Redwood Managed Volatility Fund, Redwood AlphaFactor® Core Equity Fund, the Redwood AlphaFactor® Tactical Core Fund, and the Redwood Managed Municipal Income Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved of by the Securities and Exchange Commission ("SEC") nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

T: 1-855-RED-FUND (733-3863) | www.redwoodmutualfund.com

TABLE OF CONTENTS

FUND SUMMARIES	1
Redwood Managed Volatility Fund	1
Redwood AlphaFactor®Core Equity Fund	7
Redwood AlphaFactor® Tactical Core Fund	10
Redwood Managed Municipal Income Fund	13
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS	17
Principal Risk Factors	20
Portfolio Holdings Disclosure	14
MANAGEMENT	27
Investment Adviser	27
Portfolio Managers	27
HOW SHARES ARE PRICED	28
HOW TO PURCHASE SHARES	29
Share Classes	29
Class I and Class Y	29
Class N	30

Factors to Consider When Choosing a Share Class	30
Purchasing Shares	30
Minimum and Additional Investment Amounts	30
When Order is Processed	31
Good Order	31
Retirement Plans	31
HOW TO REDEEM SHARES	31
Redeeming Shares	31
Good Order	32
When You Need Medallion Signature Guarantees	32
Retirement Plans	32
Low Balances	32
Exchange Privilege	33
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	33
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	34
Dividends and Distributions	34
Taxes	34
Income Dividends and Capital Gains	34
Non-U.S. Persons	35
Annual Notifications	35
DISTRIBUTION OF SHARES	35
Distributor	35
Distribution Fees	35
Additional Compensation to Financial Intermediaries	35
Householding	35
FINANCIAL HIGHLIGHTS	36
PRIVACY NOTICE	41

FUND SUMMARIES

Investment Objective : The Redwood Managed Volatility Fund (the “Fund”) seeks a combination of total return and prudent management of portfolio downside volatility and downside loss.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses(1)	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	1.98%	2.23%	2.05%
Expense Waiver(2)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Expense Waiver	1.98%	2.23%	1.98%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2019 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.67%, 1.92% and 1.43% of average daily net assets attributable to Class I, Class N and Class Y shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$201	$621	$1,068	$2,306
Class N	$226	$697	$1,195	$2,565
Class Y	$201	$621	$1,068	$2,306

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies: To pursue its investment objective the Fund uses a trend-following strategy that seeks to identify the critical turning points in the markets for high yield bonds (also known as “junk bonds”) and bank loans. The Fund’s adviser, Redwood Investment Management, LLC (“Redwood” or the “Adviser”) uses a quantitative program that seeks to invest in diversified high yield bond funds, bank loan funds, multi-sector bond funds and other fixed income funds with similar characteristics when the high yield bond and bank loan markets are trending upwards, and short-term fixed income securities when the high yield bond and bank loan markets are trending downwards. Depending on market conditions, the Fund may be invested: (i) primarily in high yield bond funds, bank loan funds, multi-sector bond funds and other fixed income funds with similar characteristics; (ii) primarily in short-term fixed income securities; or (iii) a combination of (i) and (ii). The Fund also can invest in other income-oriented funds. By tactically allocating its investments, the Fund seeks to reduce its exposure to declines in the high yield bond and bank loan markets, thereby seeking to limit downside volatility and downside loss in down-trending markets. To seek greater investment exposure to the Fund’s strategies, the

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Fund has the ability under federal law to leverage its portfolio by borrowing money from a bank in an amount of up to one-third of its assets (which includes the borrowed amount).

The Fund gains exposure to the high yield bond and bank loan markets through investments in investment companies, including open-end mutual funds, exchange-traded funds (“ETFs”), and closed-end funds, including business development companies. The investment companies in which the Fund invests may invest in securities of any maturity or quality, including securities rated below investment grade. The Fund may gain exposure to foreign (non-U.S.) securities, including emerging market securities, to the extent the Fund invests in other investment companies that hold securities of foreign (non-U.S.) issuers. The short-term fixed-income securities in which the Fund invests may include corporate bonds and other corporate debt securities, asset-backed securities, securities issued by the U.S. government or its agencies and instrumentalities, securities issued by non-U.S. governments or their agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may also invest in money market funds or other investment companies whose assets are comprised primarily of short-term fixed income securities. The Fund may invest in short-term fixed income strategies of any maturity and credit quality, including securities rated below investment grade (“junk bonds”).

The Adviser employs a total return and downside volatility management investment approach, which seeks to reduce exposure to losses in the markets while capturing gains during up-trends in these markets.

The Fund may invest directly or indirectly in various types of derivatives, including credit default swaps and total return swap contracts as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. A credit default swap is a contract that enables an investor to buy or sell protection against a pre-determined issuer credit event. A total return swap is a contract that exchanges a floating rate for the total return of a security or index. While Federal law limits the Fund’s bank borrowings to one-third of the Fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives, including swap contracts, credit default swaps, and swaptions. The Fund may borrow money to enter into a swap contracts that may leverage the Fund’s portfolio to a significant degree. In addition, the Fund may engage in active and frequent trading.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Many factors affect the Fund’s net asset value and performance.

  Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transaction and brokerage costs.
  Asset Allocation Risk. Asset allocation risk is the risk that the selection by a manager of a fund in which the Fund invests and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.
  Bank Loan Risk. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.
  Borrowing Risk. Borrowing for investment purposes creates leverage, which may increase the volatility of the Fund. Additionally, money borrowed will be subject to certain costs, such as commitment fees and the cost of maintaining minimum average balances, as well as interest. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund.
  Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.
  Counterparty Credit Risk. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
  Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps involve risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the
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  underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty.

  Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security or a derivative contract is unwilling or unable to make timely payments to meet its contractual obligations. Changes in the credit rating of a debt security held by the Fund could have a similar effect.
  Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.
  Derivatives Risk. The derivative instruments in which the Fund may invest either directly or through an underlying fund, may be more volatile than other instruments. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.
  Fixed Income Risk. When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
  Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price.
  High-Yield Fixed Income Securities (“Junk Bonds”) Risk. The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such high-yield securities (commonly known as “junk bonds”) are generally considered speculative because they present a greater risk of loss, including default, than higher quality fixed income securities.
  Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.
  Leveraging Risk. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.
  Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.
  Managed Volatility Strategy Risk. Securities purchased by the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, there is no guarantee that the Adviser’s managed volatility strategy will consistently minimize market impact. While the Adviser’s managed volatility strategy may limit the Fund’s downside risk over time, the Fund also may experience lesser gains in a rising market.
  Management Risk. The risk that investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
  Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years. These conditions may continue, recur, worsen or spread. The U.S.
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  government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities. Further reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

  Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
  Model Risk. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used in models may be inaccurate.
  Money Market Instrument Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Recently, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.
  Rules-Based Strategy Risk. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate.
  Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.
  Swaptions Risk. A swaptions is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.
  Underlying Fund Risk. The risk that the Fund's investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund's investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
  U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.
  Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class Y shares for each calendar year since the Fund’s inception. Class I and Class N shares, which are not presented in the bar chart, would have similar annual returns to Class Y shares because the classes are invested in the same portfolio of securities and would differ only to the extent that the Classes do not have the same expenses. The performance table compares the performance of the Fund’s Class Y shares over time to the performance of a broad-based market index. You should be aware the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.redwoodmutualfund.com or by calling 1-855-RED-FUND (733-3863).

Performance Bar Chart For Calendar Years Ended December 31st:

Highest Quarter:	6/30/2016	5.20%
Lowest Quarter:	12/31/2015	-3.78%

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2016)

Class Y Shares	One Year	Since Inception(1)
Class Y Return before taxes	7.27%	4.19%
Class Y Return after taxes on Distributions	4.87%	2.66%
Class Y Return after taxes on Distributions and Sale of Fund Shares	4.16%	2.51%
Class I Return before taxes	7.30%	4.07%
Class N Return before taxes	7.06%	3.84%
Bank of America Merrill Lynch 3-5 Year Treasury Index (2) (reflects no deductions for fees, expenses or taxes)	0.94%	1.42%
(1)	The inception date of the Fund is December 19, 2013.
(2)	The Bank of America Merrill Lynch 3-5 Year Treasury Index is an unmanaged index which includes U.S. Treasury securities with maturities of 3 to 4.99 years. The index is produced by Bank of America Merrill Lynch, Pierce, Fenner & Smith, Inc. Investors cannot invest directly in an index or benchmark.

After-tax returns are shown for Class Y shares only, and after-tax returns for other classes will vary. After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Redwood Investment Management, LLC serves as investment adviser to the Fund.

Portfolio Managers: The Fund is jointly managed by Michael Messinger, Portfolio Manager and Principal of Redwood, and Michael Cheung, Portfolio Manager and Senior Quantitative Analyst of Redwood. Mr. Messinger has managed the Fund since its inception in 2013 and Mr. Cheung has managed the Fund since 2016.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-855-RED-FUND (733-3863), or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

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Class	Minimum Investment
	Initial	Subsequent
I	$250,000	$1,000
N	$10,000	$1000
Y	$20,000,000	$1,000

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Redwood AlphaFactor® Core Equity Fund

Investment Objective

: The Fund seeks to generate long-term total return.

Fees and Expenses of the Fund

: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) for Shares Held Less Than One Year (as a % of original purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) and Service Fees	None	0.25%
Other Expenses	0.50%	0.50%
Total Annual Fund Operating Expenses	1.00%	1.25%
Expense Waiver(1)	(0.20%)	(0.20%)
Total Annual Fund Operating Expenses After Expense Waiver	0.80%	1.05%
(1)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2019 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short) taxes and extraordinary expenses such as litigation expenses) will not exceed 1.05% and 0.80% of average daily net assets attributable to Class N and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$82	$298	$533	$1,206
Class N	$107	$377	$667	$1,494

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period running from the Fund’s commencement of operations on March 9, 2017 through October 31, 2017, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies: The Fund employs an investment approach designed to track the performance of the Adviser’s proprietary index, the AlphaFactor® Focused Index (the “Focused Index”). The Focused Index utilizes a quantitative factor-based investment methodology focused on the largest 1,000 U.S. common stocks based on market capitalization. Companies within this group of top 1,000 market capitalization may be considered large or mid-cap companies. As of January 31, 2018, the aggregate market capitalization of this universe of companies is above approximately $31.52 trillion. Due to future market fluctuations, the market capitalization of this universe may be lower or higher at any given time. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt/asset ratios. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization. The Focused Index is rebalanced to equal weight on a quarterly basis, and reconstituted on a yearly basis.

Under normal circumstances, at least 80% of the Fund’s net assets, including any borrowings for investment purposes, will be invested in a diversified portfolio of equity securities or investments that are economically tied to equity securities (i.e., derivatives), such as equity options. In seeking to track the performance of the Focused Index, the Fund will typically hold approximately 30 stocks in its portfolio. However, the Fund may be invested in more or less than 30 stocks at any given time and may use other equity linked securities in pursuit of its investment strategies.

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The Fund will use Solactive, AG as its index provider (“Index Provider”), an organization that is independent of the Fund and the Adviser. The Adviser determines the composition and relative weightings of the securities in the Focused Index and the Index Provider publishes information regarding the market value of the Focused Index.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance.

•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.
•	Derivatives Risk. The derivative instruments in which the Fund may invest in order to better track the Index may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
•	Equity Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price.
•	Index Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
•	Insurance Sector Risk. Insurance companies’ profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although the industry is currently subject to extensive regulation, companies in this industry may be adversely affected by increased governmental regulation or tax law changes in the future.
•	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.
•	Market Capitalization Risk. The Fund’s anticipated weighting towards larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the Fund may invest in companies of any size, its share price could be more volatile than a Fund that invests only in large companies. Small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.
•	Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities. Further
8

reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

•	New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders
•	Retail Sector Risk. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.
•	Rules-Based Strategy Risk. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate.
•	Underlying Fund Risk. The risk that the Fund's investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund's investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by visiting www.redwoodmutualfunds.com or by calling 1-855-RED-FUND (733-3863).

Investment Adviser: Redwood Investment Management, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers: The Fund is jointly managed by Michael Messinger, Portfolio Manager and Principal of Redwood, Michael Cheung, Portfolio Manager and Senior Quantitative Analyst of Redwood, and Richard Duff, President of Redwood. Messrs. Messinger, Cheung and Duff have managed the Fund since its inception in 2017.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-855-RED-FUND (733-3863), or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
N	$10,000	$1,000
I	$250,000	$1,000

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

Redwood AlphaFactor® Tactical Core Fund

Investment Objective: The Fund seeks to generate long-term total return with capital preservation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) for Shares Held Less Than One Year (as a % of original purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) and Service Fees	None	0.25%
Other Expenses	0.47%	0.47%
Total Annual Fund Operating Expenses	1.37%	1.62%
Expense Waiver(1)	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Expense Waiver	1.20%	1.45%

(1)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2019 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short) taxes and extraordinary expenses such as litigation expenses) will not exceed 1.45% and 1.20% of average daily net assets attributable to Class N and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$122	$417	$734	$1,632
Class N	$148	$495	$865	$1,908

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period running from the Fund’s commencement of operations on March 9, 2017 through October 31, 2017, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies: The Fund employs an investment approach designed to track the performance of the Adviser’s proprietary index, the AlphaFactor® Tactical Focused Index (the “Tactical Index”). The Tactical Index utilizes a quantitative factor-based investment methodology focused on the largest 1,000 U.S. common stocks based on market capitalization. Companies within this group of top 1,000 market capitalization may be considered large or mid-cap companies. As of January 31, 2018, the aggregate market capitalization of this universe of companies is above approximately $31.52 trillion. Due to future market fluctuations, the market capitalization of this universe may be lower or higher at any given time. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt/asset ratios. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization. The Tactical Index is rebalanced to equal weight on a quarterly basis, and reconstituted on a yearly basis. The Fund will be invested in a diversified portfolio of equity securities or investments that are economically tied to equity securities (i.e., derivatives) such as equity options. In seeking to track the performance of the Tactical Index, the Fund will typically hold approximately 30 stocks in its portfolio. However, the Fund may be invested in more or less than 30 stocks at any given time and may use other equity linked securities in pursuit of its investment strategies.

The Tactical Index also employs a multi-factor tactical risk management overlay that seeks to identify periods of above average risk. At times identified by the Adviser as above average risk,

10

the Tactical Index will exit positions in equity securities and become comprised primarily of money market instruments such as treasury bills, certificates of deposit and commercial paper and other short-term instruments, money market funds, or U.S. government bond funds. Such investments can either be direct or through investments in other investment companies, including open-end mutual funds and exchange-traded funds (“ETFs”).

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance.

•	Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transaction and brokerage costs.
•	Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.
•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.
•	Derivatives Risk. The derivative instruments in which the Fund may invest in order to better track the Index may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.
•	Equity Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price.
•	Index Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
•	Insurance Sector Risk. Insurance companies' profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although the industry is currently subject to extensive regulation, companies in this industry may be adversely affected by increased governmental regulation or tax law changes in the future.
•	Investment Companies and ETFs Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.
•	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.
•	Market Capitalization Risk. The Fund’s anticipated weighting towards larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the Fund may invest in companies of any size, its share price could be more volatile than a Fund that invests only in large companies. Small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.
•	Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
11

•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities. Further reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Model Risk. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used in models may be inaccurate.
•	Money Market Instrument Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Recently, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.
•	New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders
•	Retail Sector Risk. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.
•	Rules-Based Strategy Risk. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate.
•	Underlying Fund Risk. The risk that the Fund's investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund's investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
•	U.S. Government Securities Risk. The U.S. government is not obligated to provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by visiting www.redwoodmutualfunds.com or by calling 1-855-RED-FUND (733-3863).

Investment Adviser: Redwood Investment Management, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Manager: The Fund is jointly managed by Michael Messinger, Portfolio Manager and Principal of Redwood, Michael Cheung, Portfolio Manager and Senior Quantitative Analyst of Redwood, and Richard Duff, President of Redwood. Messrs. Messinger, Cheung and Duff have managed the Fund since its inception in 2017.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-855-RED-FUND (733-3863), or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
N	$10,000	$1,000
I	$250,000	$1,000

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Redwood Managed Municipal Income Fund

Investment Objective: The Fund seeks to generate tax-efficient income, while focusing on managing downside risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) for Shares Held Less Than One Year (as a % of original purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution (12b-1) and Service Fees	None	0.25%
Other Expenses	0.51%	0.51%
Interest Expense	0.23%	0.23%
Acquired Fund Fees and Expenses(1)	0.64%	0.64%
Total Annual Fund Operating Expenses	2.08%	2.33%
Expense Waiver(2)	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Expense Waiver	1.87%	2.12%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March1, 2019 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any taxes, front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short) taxes and extraordinary expenses such as litigation expenses) will not exceed 1.25% and 1.00% of average daily net assets attributable to Class N and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$190	$632	$1,099	$2,394
Class N	$215	$707	$1,226	$2,650

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period running from the Fund’s commencement of operations on March 9, 2017 through October 31, 2017, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the Fund will, directly or indirectly, invest at least 80% of its assets (including any borrowings for investment purposes) in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and may subject the investors to alternative minimum tax. Utilizing a quantitative and tactical approach, the Fund implements a strategy that seeks to hold a diversified portfolio of primarily high-yield municipal open-end mutual funds, closed-end funds, or ETFs when various risk measurements show the high yield municipal bond markets are trending upwards, and municipal money market securities or funds when the high yield municipal bond markets are trending downwards. Depending on market conditions, the Fund may be invested: (i) primarily in high yield municipal bond funds and other municipal fixed income funds with similar characteristics; (ii) primarily in short-term municipal money market fund securities; or (iii) a combination of (i) and

13

(ii). The strategy can also invest in other fixed income assets classes such as, but not limited to, long-term, intermediate and short-term municipal funds and single state municipal funds. In performing its investment selection, the high-yield municipal asset class’s directional trends are evaluated using quantitative models and inputs. Though it intends to invest primarily in the securities identified immediately above, the Fund may invest in debt securities of any credit quality or maturity. To seek greater investment exposure to the Fund’s strategies, the Fund has the ability under federal law to leverage its portfolio by borrowing money from a bank in the amount of up to one-third of its assets (which includes the borrowed amount).

The Fund may invest directly or indirectly in various types of derivatives, including swap contracts as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. While Federal law limits the Fund’s bank borrowings to one-third of the Fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives, including swap contracts. The Fund may borrow money to enter into a swap contracts that may leverage the Fund’s portfolio to a significant degree.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance.

•	Active Trading Risk. A higher portfolio turnover due to active and frequent trading will result in higher transaction and brokerage costs.
•	Asset Allocation Risk. Asset allocation risk is the risk that the selection by a manager of a fund in which the Fund invests and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.
•	Borrowing Risk. Borrowing for investment purposes creates leverage, which may increase the volatility of the Fund. Additionally, money borrowed will be subject to certain costs, such as commitment fees and the cost of maintaining minimum average balances, as well as interest. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund.
•	Cash Positions Risk. The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.
•	Counterparty Credit Risk. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
•	Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security or a derivative contract is unwilling or unable to make timely payments to meet its contractual obligations. Changes in the credit rating of a debt security held by the Fund could have a similar effect.
•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.
•	Derivatives Risk. The derivative instruments in which the Fund may invest in order to better track the Index may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.
•	Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
•	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there
14

are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price.
•	High Yield Risk. Investment in or exposure to high yield (lower rated or below investment grade) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered higher risk than investment grade debt instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments.
•	Investment Companies and ETFs Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.
•	Leveraging Risk. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.
•	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.
•	Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities. Further reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Model Risk. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used in models may be inaccurate.
•	Money Market Instrument Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Recently, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.
•	Municipal Bond Risk. The underlying funds in which the Fund may invest may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.
•	New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
•	Rules-Based Strategy Risk. A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate.
•	Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is
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the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

•	Taxability Risk. Some or all of the income of the underlying funds in which the Fund invests may be subject to the federal alternative minimum tax, which could reduce the Fund’s after-tax returns from the underlying funds. In addition, there is no guarantee that all of the Fund’s income will remain exempt from federal or state or local income taxes. Income from municipal bonds held by the Fund or an underlying fund in which it invests could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. The Fund or an underlying fund in which it invests may sell securities that lose their tax-exempt statuses at inopportune times, which may cause tax consequences or a decrease in the Fund’s value.
•	Underlying Fund Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
•	U.S. Government Securities Risk. The U.S. government is not obligated to provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by visiting www.redwoodmutualfunds.com or by calling 1-855-RED-FUND (733-3863).

Investment Adviser: Redwood Investment Management, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Manager: The Fund is jointly managed by Michael Messinger, Portfolio Manager and Principal of Redwood, and Michael Cheung, Portfolio Manager and Senior Quantitative Analyst of Redwood. Messrs. Messinger and Cheung have managed the Fund since its inception in 2017.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-855-RED-FUND (733-3863), or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
N	$10,000	$1,000
I	$250,000	$1,000

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section provides more detailed information about the investment objectives, principal investment strategies and certain risks of investing in each of the Redwood Managed Volatility Fund, the Redwood AlphaFactor® Core Equity Fund, the Redwood AlphaFactor® Tactical Core Fund, and the Redwood Managed Municipal Income Fund (each a “Fund” and together, the “Funds”). This section also provides information regarding the Funds’ disclosure of portfolio holdings.

Redwood Managed Volatility Fund

Investment Objective: The Redwood Managed Volatility Fund seeks a combination of total return and prudent management of portfolio downside volatility and downside loss. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days prior written notice to shareholders.

Principal Investment Strategies: To pursue its investment objective the Fund uses a trend-following strategy that seeks to identify the critical turning points in the markets for high yield bonds (also known as “junk bonds”) and bank loans. The Adviser uses a quantitative program that seeks to invest primarily in diversified high yield bond funds, bank loan funds, multi-sector bond funds and other fixed income funds with similar characteristics when the high yield bond and bank loan markets are trending upwards, and short-term fixed income securities when the high yield bond and bank loan markets are trending downwards. Depending on market conditions, the Fund may be invested: (i) primarily in high yield bond funds, bank loan funds, multi-sector bond funds and other fixed income funds with similar characteristics; (ii) primarily in short-term fixed income securities; or (iii) a combination of (i) and (ii). The Fund also can invest in other income-oriented funds. By tactically allocating its investments, the Fund seeks to reduce its exposure to declines in the high yield bond and bank loan markets, thereby seeking to limit downside volatility and downside loss in down-trending markets. To seek greater investment exposure to the Fund’s strategies, the Fund has the ability under federal law to leverage its portfolio by borrowing money in an amount of up to one-third of its assets (which includes the borrowed amount).

The Fund gains exposure to the high yield bond and bank loan markets through investments in investment companies, including open-end mutual funds, exchange-traded funds (“ETFs”), and closed-end funds, including business development companies. The investment companies in which the Fund invests may invest in securities of any maturity or quality, including securities rated below investment grade. The Fund may gain exposure to foreign (non-U.S.) securities, including emerging market securities, to the extent the Fund invests in other investment companies that hold securities of foreign (non-U.S.) issuers. The short-term fixed-income securities in which the Fund invests may include corporate bonds and other corporate debt securities, asset-backed securities, securities issued by the U.S. government or its agencies and instrumentalities, securities issued by non-U.S. governments or their agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may also invest in money market funds or other investment companies whose assets are comprised primarily of short-term fixed income securities. The Fund may invest in short-term fixed income securities at any maturity and credit quality, including securities rated below investment grade (“junk bonds”).

The Adviser employs a total return and downside volatility management investment approach, which seeks to reduce exposure to losses in the markets while capturing gains during up-trends in these markets. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation, if any, arising from increases in the value of the Fund’s holdings. The Adviser expects that the Fund’s performance will have lower downside volatility than the general global equity, fixed income, currency and commodity markets over a full market cycle; however, the Fund’s downside volatility may be higher than any one or more of those markets over short-term periods.

The Fund may invest directly or indirectly in various types of derivatives, including credit default swaps and total return swap contracts as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. A credit default swap is a contract that enables an investor to buy or sell protection against a predetermined issuer credit risk. A total return swap is a contract that exchanges a floating rate for the total return of a security or index. While Federal law limits the Fund’s bank borrowings to one-third of the Fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives, including swap contracts, credit default swaps, and swaptions. The Fund may borrow money to enter into a swap contracts that may leverage the Fund’s portfolio to a significant degree. In addition, the Fund may engage in active and frequent trading.

In response to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve upside return may be limited; however, the ability to be fully defensive is an integral part of achieving the Fund’s investment objective.

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Redwood AlphaFactor® Core Equity Fund

Investment Objective: The Redwood AlphaFactor® Core Equity seeks to generate long-term total return.

Principal Investment Strategies: The Fund employs an investment approach designed to track the performance of the Adviser’s proprietary index, the AlphaFactor® Focused Index (the “Focused Index”). The Focused Index utilizes a quantitative factor-based investment methodology focused on the largest 1,000 U.S. common stocks based on market capitalization. Companies within this group of top 1,000 market capitalization may be considered large or mid-cap companies. As of January 31, 2018, the aggregate market capitalization of this universe of companies is above approximately $31.52 trillion. Due to future market fluctuations, the market capitalization of this universe may be lower or higher at any given time. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt/asset ratios. Net share count refers to a company’s total outstanding shares available in the public market. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization. The Focused Index is rebalanced to equal weight on a quarterly basis, and reconstituted on a yearly basis.

The Fund will use Solactive, AG as its index provider (“Index Provider”), an organization that is independent of the Fund and the Adviser. The Adviser determines the composition and relative weightings of the securities in the Focused Index and the Index Provider publishes information regarding the market value of the Focused Index.

Under normal circumstances, at least 80% of the Fund’s net assets, including any borrowings for investment purposes, will be invested in a diversified portfolio of equity securities or investments that are economically tied to equity securities (i.e., derivatives), such as equity options. In seeking to track the performance of the Focused Index, the Fund will typically hold approximately 30 stocks in its portfolio. However, the Fund may be invested in more or less than 30 stocks at any given time and may use other equity linked securities in pursuit of its investment strategies.

Redwood AlphaFactor® Tactical Core Fund

Investment Objective: The Redwood AlphaFactor® Tactical Core Fund seeks generate long-term total return with capital preservation as a secondary objective.

Principal Investment Strategies: The Fund employs an investment approach designed to track the performance of the Adviser’s proprietary index, the AlphaFactor® Tactical Focused Index (the “Tactical Index”). The Tactical Index utilizes a quantitative factor-based investment methodology focused on the largest 1,000 U.S. common stocks based on market capitalization. Companies within this group of top 1,000 market capitalization may be considered large or mid-cap companies. As of January 31, 2018, the aggregate market capitalization of this universe of companies is above approximately $31.52 trillion. Due to future market fluctuations, the market capitalization of this universe may be lower or higher at any given time. The methodology selects stocks based on a number of characteristics that include, but are not limited to, net share count reduction, free cash flow growth, dividend yield, volatility and debt/asset ratios. Net share count refers to a company’s total outstanding shares available in the public market. The final selection of stocks is based on market characteristics including, but not limited to, liquidity and market capitalization. The Tactical Index is rebalanced to equal weight on a quarterly basis, and reconstituted on a yearly basis. The Fund will be invested in a diversified portfolio of equity securities or investments that are economically tied to equity securities. (i.e., derivatives), such as equity options. In seeking to track the performance of the Tactical Index, the Fund will typically hold approximately 30 stocks in its portfolio. However, the Fund may be invested in more or less than 30 stocks at any given time and may use other equity linked securities in pursuit of its investment strategies.

The Tactical Index also employs a multi-factor tactical risk management overlay that seeks to identify periods of above average risk. At times identified by the Adviser as above average risk, the Tactical Index will exit positions in equity securities and become comprised primarily of money market instruments such as treasury bills, certificates of deposit and commercial paper and other short-term instruments, money market funds, or U.S. government bond funds. Such investments can either be direct or through investments in other investment companies, including open-end mutual funds and ETFs.

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Redwood Managed Municipal Income Fund

Investment Objective: The Redwood Managed Municipal Income Fund seeks to generate tax-efficient income, while focusing on managing downside risk.

Principal Investment Strategies: Under normal circumstances, the Fund will, directly or indirectly, invest at least 80% of its assets (including any borrowings for investment purposes) in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and may subject the investors to alternative minimum tax. Utilizing a quantitative and tactical approach, the Fund implements a strategy that seeks to hold a diversified portfolio of primarily high-yield municipal open-end mutual funds, closed-end funds, or ETFs when various risk measurements show the high yield municipal bond markets are trending upwards, and municipal money market securities when the high yield municipal bond markets are trending downwards. Depending on market conditions, the Fund may be invested: (i) primarily in high yield municipal bond funds and other municipal fixed income funds with similar characteristics; (ii) primarily in short-term municipal money market fund securities; or (iii) a combination of (i) and (ii). The strategy can also invest in other fixed income assets classes such as, but not limited to, long-term, intermediate and short-term municipal funds and single state municipal funds. In performing its investment selection, the high-yield municipal asset class’s directional trends are evaluated using quantitative models and inputs. Investments are selected based in part on their ability to track the overall asset class/indices. Though it intends to invest primarily in the securities identified immediately above, the Fund may invest in debt securities of any credit quality or maturity. To seek greater investment exposure to the Fund’s strategies, the Fund has the ability under federal law to leverage its portfolio by borrowing money from a bank in an amount of up to one-third of its assets (which includes the amount borrowed).

The Fund may invest directly or indirectly in various types of derivatives, including swap contracts as a substitute for making direct investments in underlying instruments or to reduce certain investment exposures. While Federal law limits the Fund’s bank borrowings to one-third of the Fund’s assets (which includes the borrowed amount), the use of derivatives is not limited the same manner. Federal law generally requires the Fund to segregate or “earmark” liquid assets or otherwise cover the market exposure of its derivatives, including swap contracts. The Fund may borrow money to enter into a swap contracts that may leverage the Fund’s portfolio to a significant degree.

Temporary Defensive Position

In response to adverse market, economic, political or other conditions, each Fund may temporarily invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a temporary defensive position, the opportunity to achieve upside return may be limited; however, the ability to be fully defensive is an integral part of achieving the Fund’s investment objective.

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Principal Risk Factors

An investment in any of the Funds entails risk. The Funds could lose money, or their performance could trail that of other investment alternatives. The Adviser cannot guarantee that the Funds will achieve their objectives. It is important that investors closely review and understand these risks before making an investment in the Funds. The table below provides additional information regarding the risks of investing in the Funds. Following the table, each risk is explained.

	Redwood Managed Volatility Fund	Redwood Alphafactor® Core Equity Fund	Redwood Alphafactor® Tactical Core Fund	Redwood Managed Municipal Income Fund
Active Trading Risk	X		X	X
Asset Allocation Risk	X			X
Bank Loan Risk	X
Borrowing Risk	X			X
Cash Positions Risk	X		X	X
Counterparty Risk	X			X
Credit Default Swaps Risk	X
Credit Risk	X			X
Cybersecurity Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Equity Risk		X	X
Fixed Income Securities	X			X
Gap Risk	X	X	X	X
High-Yield Risk	X			X
Index Tracking Error Risk		X	X
Insurance Sector Risk		X	X
Investment Companies and ETFs Risk	X		X	X
Leveraging Risk	X			X
Liquidity Risk	X			X
Managed Volatility Strategy Risk	X
Management Risk	X	X	X	X
Market Capitalization Risk		X	X
Market Events Risk	X	X	X	X
Market Risk	X	X	X	X
Model Risk	X		X	X
Money Market Instrument Risk	X		X	X
Municipal Bond Risk				X
New Fund Risk		X	X	X
Retail Sector Risk		X	X
Rules-Based Strategy Risk	X	X	X	X
Swap Risk	X			X
Swaptions Risk	X
Taxability Risk				X
Underlying Fund Risk	X	X	X	X
U.S. Government Securities Risk	X		X	X
Valuation Risk	X

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Active Trading Risk.

A higher portfolio turnover may result in higher transaction and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains and losses, which may affect the taxes you pay as a Fund shareholder.

Asset Allocation Risk.

Asset allocation risk is the risk that the selection by the Fund’s portfolio managers of underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments as defined by the Adviser may cause the Fund to underperform other funds with a similar investment objective. The Fund’s investment in any one underlying fund or asset class may exceed 25% of the Fund’s total assets.

Bank Loan Risk.

The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. The Fund may invest in loan participations that are rated by a NRSRO or are unrated, and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.

Borrowing Risk.

Borrowing for investment purposes creates leverage, which may increase the volatility of the Fund. Additionally, money borrowed will be subject to certain costs, such as commitment fees and the cost of maintaining minimum average balances, as well as interest. These costs may exceed the gain on securities purchased with borrowed funds, which will diminish the Fund’s investment performance. Increased operating costs, including the financing cost associated with any leverage, may also impact the Fund’s investment performance. The Fund may also be required to pay fees in connection with borrowings, including loan syndication fees or commitment and administrative fees in connection with a line of credit. The Fund may be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Successful use of borrowing depends on the Adviser’s ability to predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments.

Cash Positions Risk

The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

Counterparty Credit Risk.

The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the Adviser will monitor the creditworthiness of firms with which it will cause the Fund to enter into repurchase agreements, interest rate swaps, caps, floors, collars or over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material. If the Fund obtains exposure to one or more investment funds indirectly through the use of one or more total return swaps, those investments will be subject to counterparty risk.

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Credit Default Swaps Risk

A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps involve risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). A Fund bears the loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty.

Credit Risk.

The risk that issuers or guarantors of a fixed income security or derivative contract cannot or will not make payments on the securities and other investments held by the Fund, may result in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

Cybersecurity Risk

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its investment adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Derivatives Risk

The Fund may invest in derivatives, which are financial instruments whose value is typically based on the value of a security, commodity or index, in order to better track the Index. These instruments include options, futures contracts, swap agreements, including total return swap agreements, and similar instruments. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

The market value of derivative instruments and securities may be more volatile than that of other instruments, and each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track.

Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the Adviser may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of the Fund. If the Adviser inaccurately forecast the values of securities, interest rates or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund. The Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

The Fund’s Statement of Additional Information (“SAI”) provides a more detailed description of the types of derivative instruments

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in which the Funds may invest and their associated risks.

Equity Risk

Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Fixed Income Securities

Fixed income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below. In addition, current market conditions may pose heightened risks for fixed income securities. Current interest rates have been at or near historic lows in recent years, and as the Federal Reserve Board has begun tapering its quantitative easing program and raising the federal funds rate, there is a risk that interest rates will rise. Future increases in interest rates could result in less liquidity and greater volatility of fixed income securities. The fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. Moreover, new regulations applicable to and changing business practices of financial intermediaries restricting their market marking activities for certain fixed income securities, which may reduce the liquidity and increase the volatility for such fixed income securities.

•	Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
•	Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.
•	Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.
•	Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.
•	Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

Gap Risk.

The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. For example, the price of a stock can drop from its closing price one night to its opening price the next morning. The difference between the two prices is the gap.

High Yield Risk

Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the liquidity and value of these securities. If the issuer of a security is in default with respect to interest or principal payments, the underlying investment company or ETF could lose its entire investment. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may

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vary greatly depending on a number of factors and may adversely affect a Fund’s performance.

Index Tracking Error Risk

As with all index funds, the performance of a Fund and its Index may vary somewhat for a variety of reasons. For example, a Fund incurs operating expenses and portfolio transaction costs not incurred by its Index. In addition, a Fund may not be fully invested in the securities of its Index at all times or may hold securities not included in its Index.

Insurance Sector Risk Insurance companies’ profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although the industry is currently subject to extensive regulation, companies in this industry may be adversely affected by increased governmental regulation or tax law changes in the future.

Investment Companies and ETFs Risk

When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

Leveraging Risk.

The use of leverage, such as borrowing for investment purposes and derivative instruments, will magnify the Fund’s gains or losses. The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing a Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged.

Liquidity Risk.

There is risk that the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on fund management or performance. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, Rule 144A securities, derivatives (e.g., swap contracts) or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Managed Volatility Strategy Risk.

Securities purchased by the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, there is no guarantee that the Adviser's managed volatility strategy will consistently minimize market impact. While the Adviser's managed volatility strategy may limit the Fund's downside risk over time, the Fund also may experience lesser gains in a rising market.

Management Risk

The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to miss attractive investment opportunities while in a defensive position.

Market Capitalization Risk

The Fund’s anticipated weighting towards larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the Fund may invest in companies of any size, its share price could be more volatile than a Fund that invests only in large companies. Small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Market Events Risk

Financial markets are subject to periods of volatility, depressed valuations, decreased liquidity and heightened uncertainty such as what was experienced in or around 2008. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments are an inevitable part of investing in capital markets and

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central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market Risk

Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Model Risk

The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used in models may be inaccurate.

Money Market Instrument Risk

The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Recently, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The money market fund reforms may impact the structure, operations and return potential of the money market funds in which the Fund invests.

Municipal Bond Risk

The underlying funds that invest in municipal bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal bonds to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, an underlying fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the underlying fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, an underlying fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the underlying fund’s operating expenses. Any income derived from the underlying fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of an underlying fund investing in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than if the underlying fund held other types of investments such as stocks or taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect an underlying fund’s ability to sell municipal bonds it holds at attractive prices or value municipal bonds. On December 22, 2017, the President signed into law H.R. 1, originally known as the “Tax Cuts and Jobs Act.” The law repeals the rules related to tax credit bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

New Fund Risk

Each of the Redwood Alphafactor® Core Equity Fund, Redwood Alphafactor® Tactical Core Fund, Redwood Managed Municipal Income Fund is recently-formed and has a limited operating history. Investors bear the risk that the Fund may not grow

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to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders

Retail Sector Risk

Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

Rules-Based Strategy Risk

A rules-based investment strategy may not be successful on an ongoing basis or could contain unknown errors. In addition, the data used may be inaccurate.

Swap Risk.

Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

Swaptions Risk

A swaptions is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.

Underlying Fund Risk.

The risk that the Fund's investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund's investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

U.S. Government Securities Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Valuation Risk

The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information (“SAI”). Shareholders may request portfolio holdings schedules at no charge by calling 1-855-RED-FUND (733-3863).

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MANAGEMENT

Investment Adviser

Redwood Investment Management, LLC (“Redwood” or the “Adviser”), with principal offices at 1117 S. Robertson Boulevard, Los Angeles, California, 90035, serves as the investment adviser for the Funds. In addition to advising the Funds, Redwood provides discretionary investment advice to certain individuals, high net worth individuals, pension and profit sharing plans, trusts, estates, charitable corporations, corporations, other investment advisory firms, affiliated registered investment companies and a pooled investment vehicle. Subject to the supervision of the Funds’ Board of Trustees, the Adviser is responsible for managing the Funds’ investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Funds and the Adviser.

The Adviser has entered into advisory agreements with respect to the Funds, whereby the Adviser is entitled to receive an annual fee equal to a percentage of each Fund’s average daily net assets as follows:

Fund	Advisory Fee
Redwood Managed Volatility Fund	1.25%*
Redwood AlphaFactor® Core Equity Fund	0.50%
Redwood AlphaFactor® Tactical Core Fund	0.90%
Redwood Managed Municipal Income Fund	0.70%

For the fiscal year ended October 31, 2017, the aggregate fee paid to the Adviser was 1.30% of the average daily net assets of the Redwood Managed Volatility Fund. The fees differ from the contractual fees as the result of the recoupment of previously waived expenses by the Adviser. Each of the Redwood AlphaFactor® Core Equity Fund, Redwood AlphaFactor® Tactical Core Fund and Redwood Managed Municipal Income Fund have not completed a full fiscal year of operations. In addition to investment advisory fees, each Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Adviser has contractually agreed to reduce each Fund’s fees and/or to make payments to limit Fund expenses until at least March 1, 2019, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation expenses) of each Fund do not exceed the following expense ratios:

Fund	Class I	Class N	Class Y
Redwood Managed Volatility Fund	1.67%	1.92%	1.43%
Redwood AlphaFactor® Core Equity Fund	0.80%	1.05%	N/A
Redwood AlphaFactor® Tactical Core Fund	1.20%	1.45%	N/A
Redwood Managed Municipal Income Fund	1.00%	1.25%	N/A

Waivers and expense payments may be recouped by the Adviser from the Funds, to the extent that overall expenses fall below specified limits, within three years of when the amounts were waived or recouped.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Funds’ annual shareholder report dated October 31, 2017, with respect to the Redwood Managed Volatility Fund, and semi-annual shareholder report dated April 30, 2017, with respect to the Redwood AlphaFactor® Core Equity Fund, Redwood AlphaFactor® Tactical Core Fund and Redwood Managed Municipal Income Fund.

Portfolio Managers

Michael T. Messinger

Mr. Messinger is a Portfolio Manager and Principal at Redwood with eighteen years of experience in financial services. Mr. Messinger is responsible for overseeing the development, implementation, and live risk management of Redwood’s investment strategies. Prior to launching Redwood in 2010, he served as a Regional Vice President for RiverSource Investments (now known as Columbia Management) from 2007 to 2010. Mr. Messinger also worked as a marketer with ING’s investment management and insurance divisions from 2003 to 2007. Mr. Messinger began his career with UBS Wealth Management in 2000. Mr. Messinger holds a Bachelor’s degree in Finance from the University of Arizona.

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Michael T. Cheung

Mr. Cheung is a Portfolio Manager and Senior Quantitative Analyst at Redwood. He has been with Redwood since 2013, and conducts research and macro analysis on current and prospective investments. His primary focus is on research, development, and testing of systematic investment strategies. He is also responsible for proprietary research software design and development, having experience working with a variety of programming languages and database structures. Mr. Cheung brings several years of quantitative investing experience, previously positioned as a head trader at a proprietary equities trading desk, responsible for overseeing both automated and discretionary trading systems. Prior to joining Redwood, Mr. Cheung was a quantitative trader at Coastal Trade Securities, LLC from 2010 to 2012 and at Agoge Capital, LLC from 2012 to 2013. Mr. Cheung studied quantitative economics and mathematics at the University of California, Irvine.

Richard M. Duff (with respect to the Redwood AlphaFactor® Core Equity Fund and, Redwood AlphaFactor® Tactical Core Fund)

Mr. Duff is President of Redwood Investment Management, responsible for overseeing Redwood’s investment solutions from initial ideation to final implementation. Mr. Duff has been with Redwood since 2015. Mr. Duff began his career in 1994 as a member of the equity portfolio management committee at Pacific Income Advisers, that used a proprietary quantitative screening process combined with a team based qualitative overlay to manage U.S. core equity portfolios. Later he was a Managing Director at BlackRock, where he was Co-Head of the Private Client Group and a member of the Equity Operating Committee. Under his leadership, BlackRock launched its first quantitative factor-based suite of equity focused closed end funds. Immediately prior to joining Redwood, Mr. Duff was a partner and member of the investment committee at OMT Capital Management from 2010 to 2015, the general partner for Hawthorne Capital Partners, a long-short equity hedge fund focused on small cap U.S. equities. Mr. Duff received his Bachelor’s degree from the University of California, Berkeley, and received his Juris Doctorate from University of San Francisco, School of Law.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

HOW SHARES ARE PRICED

The NAV and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

In accordance with procedures approved by the Board (“Valuation Procedures”), if market quotations are not readily available or if, in the opinion of the Fund’s Adviser, the market quotation that is used to value a security does not represent a readily available market quotation or does not reflect the fair value of the security, the security will be valued at its fair market value (“Fair Valuation”) as determined in good faith by a fair valuation pricing committee. The Board has delegated certain valuation responsibilities to the committee in accordance with the Valuation Procedures. The Valuation Procedures also require Fair Valuation of certain other types of securities, such as illiquid securities. In all of these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Because Fair Valuation involves subjective judgments, Fair Valuation may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security. The fair value prices can differ from market prices when they become available or when a price becomes

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available. The Board has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Fund’s management, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the fair market value of a Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. Because a Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, a Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes : This Prospectus describes the classes of shares offered by each Fund: Class I shares, Class Y shares (Redwood Managed Volatility Fund only) and Class N shares. Each Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below to help you make your investment decision. The main differences between each class are ongoing fees and minimum investment requirements. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. For information on ongoing distribution fees, see the section entitled Distribution Fees in this Prospectus. Each class of shares in each Fund represents an interest in the same portfolio of investments within each Fund. There is no investment minimum on reinvested distributions, and each Fund may change investment minimums at any time. Each Fund and the Adviser may each waive investment minimums at their individual discretion. All share classes may not be available for purchase in all states.

Class I Shares and Class Y Shares

Class I and Class Y shares are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of a Fund. Class I shares require a minimum initial investment of $250,000 and the minimum subsequent investment is $1,000. Class Y shares require a minimum initial investment of $20,000,000 and the minimum subsequent investment is $1,000.

Class I and Class Y shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

•	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.
•	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.
•	Clients of the Adviser or purchases referred through the Adviser.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums.

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Class N Shares

Class N shares of each Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Under the Funds’ distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act, Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for distribution-related activities with respect to each Fund. Class N shares may not be available to all shareholders. Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class N Shares is $10,000 and the minimum subsequent investment is $1,000.

Factors to Consider When Choosing a Share Class: When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of a Fund’s expenses over time in the Fees and Expenses of each Fund section for each Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form (the “Application”) to the following address:

Regular/Express/Overnight Mail
[Fund Name]

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist a Fund in verifying your identity. Until such verification is made, a Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, each Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in any Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Funds at 1-855-RED-FUND (733-3863) for wiring instructions and to notify the respective Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. Each Fund will normally accept wired funds for investment on the day received if they are received by the respective Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in any Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the respective Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-855-RED-FUND (733-3863) for more information about the respective Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts : The minimum initial investment for Class I shares is $250,000; $10,000 for Class N shares; and $20,000,000 for Class Y shares. The minimum additional investment for Class N shares is $1000; and $1,000 for Class I and Class Y shares. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from any Fund. Each Fund reserves the right to waive or change any investment minimum requirement. These minimum investment requirements do not apply to investors who purchase shares through certain advisory programs offered by financial intermediaries. Investors purchasing shares through these programs should consult their financial intermediary for information about any minimum investment requirements.

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Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the applicable Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the respective Fund receives your application or request in good order. All requests received in good order by each Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern time) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.

“Good order” means your purchase request includes:

•	the name of a Fund;
•	the dollar amount of shares to be purchased;
•	a completed purchase application or investment stub; and
•	check payable to the applicable Fund.

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-855-RED-FUND (733-3863) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: If you hold shares directly through an account with a Fund, you may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail

[Fund Name]

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the applicable Fund and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Funds at 1-855-RED-FUND (733-3863). The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither a Fund, its transfer agent, nor its respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. Each Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the applicable Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. Each Fund’s

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transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in any Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the respective Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 1-855-RED-FUND (733-3863) for more information about the respective Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, or proceeds from the sale of portfolio securities. It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of a Fund’s ability to redeem in kind in order to meet shareholder redemption requests. Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the respective Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by a Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the respective Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the applicable Fund;
•	you request that a redemption be mailed to an address other than that on record with the applicable Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,000 ($1,000 for retirement accounts), a Fund may notify you that, unless the account is brought up to at least $2,000 ($1,000 for retirement accounts) within 30 days of the notice, your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,000 ($1,000 for retirement accounts) due to a decline in NAV.

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Exchange Privilege: Upon request, eligible beneficial holders of Class N Shares may exchange their shares for Class I Shares of the same Fund. The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Class N Shares. Such an exchange will be effected at the NAV of the Class N Shares next calculated after the exchange request is received by the Funds’ transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class N Shares. The Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of each Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Class N Shares for Class I Shares. The exchange privilege is not currently available to beneficial holders of Class Y shares of the Funds. The exchange privilege is not applicable to exchanges of one Fund for another.

You may make an exchange request by sending a written request to the Fund’s transfer agent on behalf of the Fund to:

Regular/Express/Overnight Mail

[Fund Name]

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm the respective Fund’s shareholders by disrupting that Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. Each Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”;
•	Rejecting or limiting specific purchase requests; and
•	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of the respective Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither a Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with a Fund or any Funds.

Although each Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will encourage financial intermediaries to apply the respective Fund’s Market Timing Trading Policy to their customers who invest indirectly in the respective Fund, each Fund is limited in its ability to monitor the trading activity or enforce the respective Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with a Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon

33

request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions: Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less.

The Redwood AlphaFactor® Core Equity Fund and Redwood AlphaFactor® Tactical Core Fund each intend to distribute substantially all of their net investment income and net capital gains annually in December, respectively. The Redwood Managed Volatility Fund and Redwood Municipal Income Fund each intend to distribute substantially all of their net investment income monthly and net capital gains annually in December. Both types of distributions will be reinvested in shares of the respective Fund unless you elect to receive cash.

Taxes: The following information is a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds. Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts).

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund may be required to withhold taxes if a number is not delivered to the Fund within seven days.

Income Dividends and Capital Gains: Fund income dividends (e.g., distributions of investment income) are generally taxable to shareholders as ordinary income.

Federal taxes on Fund distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year generally will be taxable to shareholders as long-term capital gains. Distributions of gains from investments that a Fund owned for one year or less are short-term capital gains and generally will be taxable as ordinary income.

The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. You may qualify for an offsetting tax credit or tax deduction under U.S. tax laws for any amount designated as your portion of a Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax adviser for further information.

Fund dividends and distributions are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to you, the distribution is still taxable even though you did not participate in these gains. You can avoid this, if you choose, by investing soon after a Fund has made a distribution.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains. Such dividends and distributions also may be subject to state or local taxes.

When you redeem, sell or exchange Fund shares, you will generally realize a taxable gain or loss (unless you are a tax-exempt investor or your investment is in a qualified retirement account). This gain or loss is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund. The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012.)

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An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Non-U.S. Persons: Non-U.S. persons that are considering the purchase of Fund shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of the shares.

Annual Notifications: Each year, the Funds will notify shareholders of the tax status of dividends and distributions. For more information, see the SAI under “TAX STATUS.”

The foregoing is only a brief summary of certain federal income tax consequences of investing in the Funds. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Funds’ shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), is the distributor for the shares of each Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund are offered on a continuous basis.

Distribution Fees : Class N shares of the Funds have adopted a Distribution Plan (“12b-1 Plan” or “Plan”), pursuant to which each Fund may pay the Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class N shares.

The Distributor and other entities are paid under the Plan for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Adviser, the Distributor and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries in connection with the sale or retention of Fund shares, including affiliates of the Adviser. Financial intermediaries include brokers, dealers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that promote the sale of Fund shares, provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The level of payments made to financial intermediaries in any given year will vary.

To the extent permitted by Securities and Exchange Commission and FINRA rules and other applicable laws and regulations, the Adviser, the Distributor and their affiliates may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Adviser’s, the Distributor’s or their affiliates’ discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, each Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-855-RED-FUND (733-3863) on days the respective Fund is open for business or contact your financial institution. Each Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund’s or share class’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions). This information for the Funds for the year or period ended October 31, 2017 has been derived from the financial statements audited by Grant Thornton, LLP, whose report, along with the Funds' financial statements and related notes, are included in the Funds’ October 31, 2017 annual report, which is available upon request and incorporated by reference in the Statement of Additional Information. The information with respect to the Redwood Managed Volatility Fund for the year ended October 31, 2016 was audited by Grant Thornton, LLP, and the information for the year ended October 31, 2015 and for the period ended October 31, 2014 was audited by the Fund’s former independent registered public accounting firm.

Redwood Managed Volatility Fund

Per share data and ratios for a share of beneficial interest outstanding throughout each period presented.

	Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014 *

Net Asset Value, Beginning of Period	$15.66	$14.60	$15.28	$15.00
Activity from Investment Operations:
Net Investment Income (a)	0.43	0.40	0.13	0.22
Net Gain (Loss) from Investments (Both Realized and Unrealized)	0.51	1.00	(0.65)	0.35
Total From Operations	0.94	1.40	(0.52)	0.57
Less Distributions:
From Net Investment Income	(0.65)	(0.34)	(0.16)	(0.29)
Total Distributions	(0.65)	(0.34)	(0.16)	(0.29)
Paid-in-Capital from Redemption Fees (f)	0.00	0.00	0.00	0.00
Net Asset Value, End of Period	$15.95	$15.66	$14.60	$15.28
Total Return (b)	6.24%	9.72%	(3.39)%	3.83	% (d)
Ratios/Supplemental Data
Net Assets, End of Period (000’s)	$75,575	$44,383	$48,132	$31,129
Ratio of Expenses to Average Net Assets (e)	1.43%	1.52%	1.73%	1.79	% (c)
Ratio of Net Investment Income to Average Net Assets (e)(g)	2.72%	2.71%	0.88%	2.58	% (c)
Portfolio Turnover Rate	110%	111%	519%	358	% (d)

*	Class I commenced operations on December 19, 2013.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Amount is less than 0.005 per share.
(g)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

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FINANCIAL HIGHLIGHTS

Redwood Managed Volatility Fund

Per share data and ratios for a share of beneficial interest outstanding throughout each period presented.

	Class N
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014 *

Net Asset Value, Beginning of Period	$15.65	$14.58	$15.28	$15.00
Activity from Investment Operations:
Net Investment Income (a)	0.38	0.36	0.10	0.23
Net Gain (Loss) from Investments (Both Realized and Unrealized)	0.52	1.01	(0.66)	0.33
Total From Operations	0.90	1.37	(0.56)	0.56
Less Distributions:
From Net Investment Income	(0.61)	(0.30)	(0.14)	(0.28)
Total Distributions	(0.61)	(0.30)	(0.14)	(0.28)
Paid-in-Capital from Redemption Fees (f)	0.00	0.00	0.00	0.00
Net Asset Value, End of Period	$15.94	$15.65	$14.58	$15.28
Total Return (b)	5.99%	9.51%	(3.69)%	3.71	% (d)
Ratios/Supplemental Data
Net Assets, End of Period (000s)	$24,473	$24,263	$20,107	$14,863
Ratio of Expenses to Average Net Assets (e)	1.68%	1.77%	1.99%	2.04	% (c)
Ratio of Net Investment Income to Average Net Assets (e)(g)	2.42%	2.46%	0.68%	2.33	% (c)
Portfolio Turnover Rate	110%	111%	519%	358	% (d)

*	Class N commenced operations on December 19, 2013.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Amount is less than 0.005 per share.
(g)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

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FINANCIAL HIGHLIGHTS

Redwood Managed Volatility Fund

Per share data and ratios for a share of beneficial interest outstanding throughout each period presented.

	Class Y
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	October 31, 2017		October 31, 2016		October 31, 2015		October 31, 2014 *

Net Asset Value, Beginning of Period	$15.74		$14.66		$15.32		$15.00
Activity from Investment Operations:
Net Investment Income (a)	0.43		0.40		0.17		0.39
Net Gain (Loss) from Investments (Both Realized and Unrealized)	0.51		1.02		(0.66)		0.22
Total From Operations	0.94		1.42		(0.49)		0.61
Less Distributions:
From Net Investment Income	(0.65)		(0.34)		(0.17)		(0.29)
Total Distributions	(0.65)		(0.34)		(0.17)		(0.29)
Paid-in-Capital from Redemption Fees (h)	0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$16.03		$15.74		$14.66		$15.32
Total Return (b)	6.20%		9.82%		(3.25)%		4.10	% (d)
Ratios/Supplemental Data
Net Assets, End of Period (000’s)	$350,196		$208,186		$207,455		$219,812
Ratio of gross expenses to average net assets (e)	1.43%		1.52	% (f)	1.72	% (f)	1.79	% (c)(f)
Ratio of net expenses to average net assets (e)	1.50	% (g)	1.50%		1.50%		1.50	% (c)
Ratio of Net Investment Income to Average Net Assets (e)(i)	2.72%		2.69%		1.15%		2.87	% (c)
Portfolio Turnover Rate	110%		111%		519%		358	% (d)

*	Class Y commenced operations on December 19, 2013.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of Fund expenses, total returns would have been lower. In periods where the Advisor recaptures a portion of the Funds expenses tot returns would have been higher. Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/expense reimbursed fees from prior periods.
(h)	Amount is less than 0.005 per share.
(i)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

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FINANCIAL HIGHLIGHTS

Redwood AlphaFactor® Core Equity Fund

Per share data and ratios for a share of beneficial interest outstanding throughout each period presented.

	Class I	Class N
	For the Period Ended	For the Period Ended
	October 31, 2017 *	October 31, 2017 *

Net Asset Value, Beginning of Period	$15.00	$15.00
Activity from Investment Operations:
Net Investment Income (Loss) (a)	0.11	—
Net Gain from Investments (Both Realized and Unrealized)	1.23	1.34
Total From Operations	1.34	1.34
Net Asset Value, End of Period	$16.34	$16.34
Total Return (b,d)	8.93%	8.93%
Ratios/Supplemental Data
Net Assets, End of Period (000’s)	$55,842	$16 (g)
Ratio of Expenses to Average Net Assets (c,e)	1.00%	1.25%
Ratio of Net Expenses to Average Net Assets (c,e)	0.80%	1.05%
Ratio of Net Investment Income to Average Net Assets (c,e,f)	1.12%	0.00%
Portfolio Turnover Rate (d)	8%	8%

*	Fund commenced operations on March 9, 2017
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.
(g)	Amount is actual; not presented in thousands

Redwood AlphaFactor® Tactical Core Fund

Per share data and ratios for a share of beneficial interest outstanding throughout each period presented.

	Class I	Class N
	For the Period Ended	For the Period Ended
	October 31, 2017 *	October 31, 2017 *

Net Asset Value, Beginning of Period	$15.00	$15.00
Activity from Investment Operations:
Net Investment Income (Loss) (a)	0.07	(0.14)
Net Gain from Investments (Both Realized and Unrealized)	1.25	1.46
Total From Operations	1.32	1.32
Net Asset Value, End of Period	$16.32	$16.32
Total Return (b,d)	8.80%	8.80%
Ratios/Supplemental Data
Net Assets, End of Period (000’s)	$61,794	$278
Ratio of Expenses to Average Net Assets (c,e)	1.37%	1.62%
Ratio of Net Expenses to Average Net Assets (c,e)	1.20%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets (c,e,f)	0.71%	(1.33)%
Portfolio Turnover Rate (d)	8%	8%

*	Fund commenced operations on March 9, 2017
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

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FINANCIAL HIGHLIGHTS

Redwood Managed Municipal Income Fund

Per share data and ratios for a share of beneficial interest outstanding throughout each period presented.

	Class I		Class N
	For the Period Ended		For the Period Ended
	October 31, 2017 *		October 31, 2017 *

Net Asset Value, Beginning of Period	$15.00		$15.00
Activity from Investment Operations:
Net Investment Income (a)	0.37		—
Net Gain from Investments (Both Realized and Unrealized)	0.37		0.72
Total From Operations	0.74		0.72
Less Distributions:
From Net Investment Income	(0.28)		—
Total Distributions	(0.28)		—
Net Asset Value, End of Period	$15.46		$15.72
Total Return (b,d)	4.93	% (h)	4.80%
Ratios/Supplemental Data
Net Assets, End of Period (000’s)	$46,625		$16 (g)
Ratio of Gross Expenses to Average Net Assets including interest expense (c,e)	1.44%		1.69%
Ratio of Net Expenses to Average Net Assets including interest expense (c,e)	1.23%		1.48%
Ratio of Gross Expenses to Average Net Assets excluding interest expense (c,e)	1.22%		1.47%
Ratio of Net Expenses to Average Net Assets excluding interest expense (c,e)	1.00%		1.25%
Ratio of Net Investment Income to Average Net Assets (c,e,f)	3.77%		0.00%
Portfolio Turnover Rate (d)	24%		24%

*	Fund commenced operations on March 9, 2017
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.
(g)	Amount is actual; not presented in thousands
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions

40

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

•         Social Security number and income

•         Account transactions and transaction history

•         Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share
Questions?	Call 1-402-895-1600

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What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or give us contact information

•         provide account information or give us your income information

•         make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes – information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. • Two Roads Shared Trust does not jointly market.

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Redwood Managed Volatility Fund

Redwood AlphaFactor® Core Equity Fund

Redwood AlphaFactor® Tactical Core Fund

Redwood Managed Municipal Income Fund

Adviser	Redwood Investment Management, LLC 1117 S. Robertson Boulevard Los Angeles, CA 90035	Independent Registered Public Accounting Firm	Grant Thornton LLP 757 Third Avenue New York, NY 10017
Custodian	MUFG Union Bank, N.A. 350 California Street, 6th Floor San Francisco, CA 94104	Legal Counsel	Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Funds is included in the Funds’ SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To obtain a free copy of the SAI and the annual and semi-annual reports to shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-855-RED-FUND (733-3863). The SAI, Annual and Semi-Annual Reports and other information relating to the Funds can be found, free of charge, at www.redwoodmutualfunds.com. You may also write to:

Redwood Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of each Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22718

Redwood Managed Volatility Fund

Redwood AlphaFactor® Core Equity Fund

Redwood AlphaFactor® Tactical Core Fund

Redwood Managed Municipal Income Fund

Series of Two Roads Shared Trust

Fund	Class I	Class N	Class Y
Redwood Managed Volatility Fund	RWDIX	RWDNX	RWDYX
Redwood AlphaFactor® Core Equity Fund	RWAIX	RWANX
Redwood AlphaFactor® Tactical Core Fund	RWTIX	RWTNX
Redwood Managed Municipal Income Fund	RWMIX	RWMNX

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2018

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the Redwood Managed Volatility Fund, Redwood AlphaFactor® Core Equity Fund, Redwood AlphaFactor® Tactical Core Fund and Redwood Managed Municipal Income Fund (each a “Fund” and collectively, the “Funds”) dated February 28, 2018 (the “Prospectus”), copies of which may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. You may also obtain the Prospectus for a Fund by calling the Funds at 1-855-RED-FUND (733-3863) or by visiting the Fund’s website at www.redwoodmutualfunds.com.

TABLE OF CONTENTS

THE FUNDS	1
TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	28
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	27
MANAGEMENT	30
CONTROL PERSONS AND PRINCIPAL HOLDERS	35
INVESTMENT ADVISER	37
THE DISTRIBUTOR	40
PORTFOLIO MANAGERS	42
ALLOCATION OF PORTFOLIO BROKERAGE	43
PORTFOLIO TURNOVER	44
OTHER SERVICE PROVIDERS	44
DESCRIPTION OF SHARES	46
ANTI-MONEY LAUNDERING PROGRAM	46
PURCHASE, REDEMPTION AND PRICING OF SHARES	47
TAX STATUS	50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	54
LEGAL COUNSEL	54
FINANCIAL STATEMENTS	54
APPENDIX A	55
APPENDIX B	58

THE FUNDS

The Funds are series of Two Roads Shared Trust, a Delaware statutory trust organized on June 8, 2012 (the “Trust”). The Trust is registered as an open-end management investment company, currently consisting of twenty-one separate active portfolios. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Funds may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of the Funds is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Funds is entitled to participate equally with other shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive or conversion rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a “diversified” series of the Trust, meaning each Fund is subject to the diversification requirements of the Investment Company Act of 1940 (the “1940 Act”), which generally limit investments, as to 75% of a fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities.

Each Fund consists of Class N and Class I shares, and the Redwood Managed Volatility Fund also offers Class Y shares. Each Fund’s investment objective, restrictions and policies are more fully described herein and in the Prospectus. The Board may launch other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the 1940 Act and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS

The investment objective of each Fund and a description of its principal investment strategies are set forth under “Additional Information about Principal Investment Strategies and Related Risks” in the Prospectus. Each Fund’s investment objective is not a fundamental policy and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies the adviser may employ in pursuit of the Funds’ investment objectives and a summary of related risks.

With respect to the Redwood AlphaFactor® Core Equity Fund, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of the Fund will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name.

Securities of Other Investment Companies

The Funds may invest in securities of other investment companies. As a result, the Funds may be subject to the risks of the securities and other instruments described below indirectly through investment in the underlying funds. A Fund’s investments in an underlying portfolio of exchange-traded funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Open-End Investment Companies

The Funds may invest in shares of open-end investment companies. Each Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of any Fund’s total assets.  Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or

1

partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the adviser of a Fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange-Traded Funds

ETFs are typically passively managed funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated.

Closed-End Investment Companies

A Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. Each Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

2

Business Development Companies

Business development companies (“BDCs”) are regulated under the 1940 Act and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies and small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements, and must distribute at least 90% of their taxable earnings as dividends. Additionally, a BDC’s expenses are not direct expenses paid by Fund shareholders and are not used to calculate a Fund’s net asset value.

Borrowing

While the Funds do not anticipate doing so, other than for cash management, the Funds may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds may use leverage during periods when the Adviser believes that a Fund’s investment objective would be furthered.

The Funds may also borrow money to facilitate management of a Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

Certificates of Deposit and Bankers’ Acceptances

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.   Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  See Appendix B for more information on ratings assigned to commercial paper.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of

3

convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to non-convertible fixed income securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Depositary Receipts

American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign (non-U.S.) issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign (non-U.S.) issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign (non-U.S.) issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign (non-U.S.) issuer or to pass through voting rights.

Global Depositary Receipts (“GDRs”) are receipts issued by non-U.S. financial institutions evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign securities. GDRs may not be denominated in the same currencies as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

Cyber Security Risk

Each Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber security breaches may interfere with the processing of shareholders transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Derivative Instruments

A Fund may purchase and write call and put options on securities, securities indices and foreign (non-U.S.) currencies, and enter into futures contracts and use options on futures contracts as further described below. A Fund may also enter into swap agreements with respect to foreign (non-U.S.) currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign (non-U.S.) currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. A Fund may also purchase and sell options relating to foreign (non-U.S.) currencies for purposes of increasing exposure to a foreign (non-U.S.) currency or to shift exposure to foreign (non-U.S.) currency fluctuations from one country to another. A Fund will segregate or “earmark” assets determined to be liquid by the adviser in accordance with procedures established by the Board (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging the portfolio of the Fund as described below.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the adviser to correctly forecast interest rates and other economic factors. If the adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. A Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs.

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Investment in futures-related and commodity-linked derivatives may subject a Fund to additional risks, and in particular may subject the Fund to greater volatility than investments in traditional securities. The value of futures-related and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Code, a Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if a Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code.

Regulatory Risks of Derivative Use

In February 2012, the CFTC adopted certain regulatory changes that will subject advisers to certain registered investment companies to registration with the CFTC as a commodity pool operator (“CPO”) if an investment company is unable to meet certain trading and marketing limitations. These rules became effective on January 1, 2013. In relation to these regulatory changes adopted by the CFTC, the Fund’s Adviser intends to rely on an exemption from the CFTC’s CPO registration requirements. However, it is possible that the Adviser may be required to register as a CPO in the future and comply with any applicable reporting, disclosure or other regulatory requirements. Compliance with CFTC regulatory requirements will increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

It is also possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In 2010, the U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC and certain futures exchanges have also established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. The trading decisions of the Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions on securities above a certain de minimis threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s securities short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC recently proposed additional restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales of securities in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

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The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the fixed income securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Fixed Income Securities

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in any Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity.  All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

Corporate fixed income securities may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations

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often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Fixed income securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk and (in the case of foreign securities) country and currency risk.

Foreign (Non-U.S.) Currency Transactions

A Fund may engage in foreign (non-U.S.) currency transactions, including foreign (non-U.S.) currency forward contracts, options, swaps, and other strategic transactions in connection with investments in securities of non-U.S. companies. A Fund will conduct its foreign (non-U.S.) currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign (non-U.S.) currency exchange market or through forward contracts to purchase or sell foreign (non-U.S.) currencies.

A Fund may enter into forward foreign (non-U.S.) currency exchange contracts (forward contracts) in order to protect against possible losses on foreign (non-U.S.) investments resulting from adverse changes in the relationship between the U.S. dollar and foreign (non-U.S.) currencies, as well as to increase exposure to a foreign (non-U.S.) currency or to shift exposure to foreign (non-U.S.) currency fluctuations from one country to another. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Although foreign (non-U.S.) exchange dealers often do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships. A Fund will segregate or “earmark” assets determined to be liquid by the adviser in accordance with procedures established by the Board, to cover the Fund’s obligations under forward foreign (non-U.S.) currency exchange contracts entered into for non-hedging purposes.

A Fund may purchase and write put and call options on foreign (non-U.S.) currencies for the purpose of protecting against declines in the U.S. dollar value of foreign (non-U.S.) portfolio securities and against increases in the U.S. dollar cost of foreign (non-U.S.) securities to be acquired. As with other kinds of options, however, the writing of an option on foreign (non-U.S.) currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign (non-U.S.) currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign (non-U.S.) currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be segregated or “earmarked.” The adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund, subject to the segregation requirement described above. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

While the adviser is authorized to hedge against currency risk, it is not required to do so. The adviser may choose not to hedge currency exposure.

Foreign (Non-U.S.) Government Securities

A Fund may invest in foreign (non-U.S.) government securities, including securities issued by foreign (non-U.S.) governments, including political subdivisions, or their authorities, agencies, instrumentalities or by supra-national agencies. Different kinds of foreign (non-U.S.) government securities have different types of government support. For example, some foreign (non-U.S.) government securities are supported by the full faith and credit of a foreign (non-U.S.) national government or a political subdivision and some are not. Foreign (non-U.S.) government securities of some countries may involve varying degrees of credit risk as a result of

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financial or political instability in those countries or the possible inability of a Fund to enforce its rights against a foreign (non-U.S.) government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank.

As with other fixed income securities, foreign (non-U.S.) government securities expose their holders to market risk because their values typically change as interest rates fluctuate.  For example, the value of foreign (non-U.S.) government securities may fall during times of rising interest rates.  Also, yields on foreign (non-U.S.) government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in foreign (non-U.S.) government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of foreign (non-U.S.) government securities. Certificates of accrual and similar instruments may be more volatile than other foreign (non-U.S.) government securities.

High Yield (Non-Investment Grade Debt) Securities

Greater Risk of Loss

These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest on securities held by a Fund, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes

The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties

It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity

There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

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New Legislation

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower-rated securities.

High yield, high risk investments may include the following:

Straight fixed income securities

These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities

These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities

These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Pay-in-kind bonds

These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933 (the “Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities

These are bonds or preferred stock that may be converted to common stock.

Preferred Stock

These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments

These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings

In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its fixed income securities. A Fund may hold such common stock and other securities even if it does not invest in such securities.

Distressed Securities

An investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default.  Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and a Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of

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distressed securities are typically in a weak financial condition and may default, in which case a Fund may lose its entire investment.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. However, if more than 15% of Fund net assets are illiquid, the Fund's Adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Under the current guidelines of the staff of the SEC, illiquid securities are also considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under federal securities laws. Foreign (non-U.S.) securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign (non-U.S.) securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign (non-U.S.) issuers sponsored by the Financial Industry Regulatory, Inc.

Under guidelines adopted by the Trust’s Board, a Fund’s adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”), currently up to $250,000. The Funds may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

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Loan Participations and Assignments

The Funds may invest directly or indirectly in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Fund may invest in Senior Loans that are not secured by any collateral.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

The risks associated with Senior Loans are similar to the risks of “junk” securities. A Fund’s investments in Senior Loans is typically below investment grade and is considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

A Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees.

A Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A Fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. The participation interest and assignments in which a Fund intends to invest may not be rated by any nationally recognized rating service.

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A Fund may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Lending Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. A Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Adviser does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a Fund may lend securities and a Fund may lend securities to only one or a small group of borrowers. As of the date of this SAI, the Funds do not engage in securities lending

Margin Deposits and Cover Requirements

Margin Deposits for Futures Contracts

Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or gain.

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Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures

A Fund will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of forwards, futures, swaps and options. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

For example, when entering into a futures contract that will be cash settled, a Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the mark-to-market amount, if any, owed by the Fund on the futures contract. When entering into a futures contract that does not need to be settled in cash, a Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, a Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund or by entering into an agreement that enables the Fund to settle such futures contracts in cash.

To the extent a Fund writes credit default swaps, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Fund in accordance with procedures established by the Board, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Also, a Fund does not invest more than 25% of its assets in contracts with any one counterparty.

Money Market Fund Investments

Certain money market funds in which the Funds may invest may operate as “institutional money market funds” under Rule 2a-7 of the 1940 Act and must calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when a Fund sells its shares they may be worth more or less than what the Fund originally paid for them. A Fund could also lose money if the money market fund holds defaulted securities or as a result of adverse market conditions. These money market funds may impose a “liquidity fee” upon the redemption of their shares or may temporarily suspend the ability to redeem shares if the money market fund’s liquidity falls below the required minimums because of market conditions or other factors.

These measures may result in an investment loss or prohibit a Fund from redeeming shares when the Adviser would otherwise redeem shares. If a liquidity fee is imposed or redemptions are suspended, an investing Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes. The Adviser, as a result of imposition of liquidity fees or suspension of redemptions, or the potential risk of such actions, may determine not to invest the Funds’ assets in a money market fund when it otherwise would, and may potentially be forced to invest in more expensive, lower-performing investments.

Imposition of a liquidity fee or temporary suspension of redemptions is at the discretion of a money market fund’s board of directors or trustees; however, they must impose a liquidity fee or suspend redemptions if they determine it would be in the best interest of the money market fund. Such a determination may conflict with the interest of the Funds.

Funds may also invest in money market funds that invest at least 99.5% of their assets in U.S. government securities and operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not required to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds with fluctuating share prices.

A Fund could lose money invested in a money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.

In addition to the fees and expenses that a Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests. By investing in a money market fund, a Fund will be exposed to the investment risks of the money market

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fund in direct proportion to such investment. The money market fund may not achieve its investment objective. A Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent a Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board determines that an investment in any such type of obligation is consistent with the Portfolio’s investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance. On December 22, 2017, the President signed into law H.R. 1, originally known as the “Tax Cuts and Jobs Act.” The law repeals the rules related to tax credit bonds and the exclusion from gross income for interest on a bond issued to advance refund another bond and is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

Municipal Lease Obligations

Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. A Fund may invest in funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of fixed income securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S.

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Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than was historically experienced.

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Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

Caps and Floors

The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index.

The underlying mortgages that collateralize the ARMs in which a Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

Inverse Floaters

Inverse floaters constitute a class of mortgage-backed securities with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls

A Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until a future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing.

Private Mortgage Pass-Through Securities

Private mortgage pass-through securities, also known as “non-agency mortgage securities”, are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign (non-U.S.) private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities; hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided

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through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Resets

There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Stripped Mortgage Securities

Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO-class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, a Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO-class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed income securities in a rising interest rate environment.

Over-the-Counter Instruments

The trading of over-the-counter instruments subjects a Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that a Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign (non-U.S.) markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where a Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

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Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to a Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while a Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Risks Related to the Adviser and to its Strategy

Quantitative Model Risk

The Adviser implements the Funds’ investment strategies using proprietary trading models (each, a “Model” and collectively, the “Models”) that analyze information and data supplied by third parties. When the data proves to be incorrect or incomplete, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on the data, the Adviser may be induced to buy or sell investments when it may not be advantageous to do so, or to miss favorable opportunities altogether.

The Models seek to accurately invest during favorable investment time periods based on technical analysis using current and historical data. The use of the Models has inherent risks. For example, a Model may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, a Model may produce unexpected results, which can result in losses for a Fund. Furthermore, because the Models rely on historical and market data supplied by third parties, the success of relying on the Models may depend heavily on the accuracy and reliability of the supplied historical and market data. If incorrect historical or market data is entered into a Model, the resulting information will be incorrect. However, even if the historical and market data is accurate the price trends that a Model identifies will often substantially differ from actual market prices. Differences in price trends and actual market prices may result in losses for a Fund.

Obsolescence Risk

The Funds are unlikely to be successful unless the assumptions underlying the Models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that a Model does not reflect certain factors major losses may result. Any modification of a Model will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of a Model on a Fund’s performance.

Crowding/Convergence

There is significant competition among systematic, trend-following managers, and the ability of the Adviser to deliver returns consistent with each Fund’s objectives and policies is dependent on its ability to employ a trading strategy that is simultaneously profitable and differentiated from similar trading employed by other managers. To the extent that the Adviser’s trading on behalf of a Fund comes to resemble trading employed by other managers, the risk that a market disruption that negatively affects its models, and therefore adversely affects the Fund, is increased, and such a disruption could accelerate reductions in liquidity or rapid re-pricing due to simultaneous trading across a number of funds in the marketplace.

Involuntary Disclosure Risk

As described above, the ability of the Adviser to achieve each Fund’s investment objective is dependent in large part on its ability to develop and protect its Models and any related proprietary research. The Models and any related proprietary research are

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largely protected by the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a Model, and thereby impair the relative or absolute performance of a Fund.

Proprietary Trading Methods

Because the Models and the trading methods employed by the Adviser on behalf of the Funds are proprietary, a shareholder will not be able to determine any details of such methods or whether they are being followed.

Securities Economically Tied to Non-U.S. Markets

An issuer of a security may be deemed to be economically tied to a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.

Securities Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign (non-U.S.) securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus

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transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described in the Cover Requirements section, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

A Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to

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assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

A Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer options they have written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change their treatment of such instruments accordingly.

Spread Transactions

A Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Short Sales

The Funds may employ “short selling” for both (1) investment purposes and (2) for defensive purposes as a hedging strategy. For investment purposes, when the Adviser believes that particular index, company or sector is relatively overvalued, a Fund may sell a security short with the expectation that it can be repurchased at a lower price, thus generating a gain for the Fund. For defensive purposes, when the Adviser believes that a security or group of securities in a Fund is susceptible to a decline in value, the Fund may sell a security short with the expectation any decline in value of the security sold short will serve to offset some of the decline in value suffered by the Fund’s portfolio of securities. A short sale strategy is different than a long-only strategy because it consists of selling borrowed shares in the hope that they can be bought back later at a lower price.

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A Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the Fund’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Short sales create a risk that a Fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.

To the extent that a Fund uses short sales as a hedging technique, the Fund is subject to correlation risk. Specifically, the correlation between the security sold short and the hedged security may be imperfect, reducing the expected benefit to a Fund of a short sale, or there may be no correlation at all. It is possible that the market value of the securities a Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility.

In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payments, such as lender fees, replacement of dividends or interest that a Fund may be required to make with respect to the borrowed securities. Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require a Fund to return the securities on short notice, which may require the Fund to purchase the borrowed securities at an unfavorable price, resulting in a loss. You should be aware that any strategy that includes selling securities short could suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce a Fund’s return, and may result in higher taxes.

Structured Notes, Bonds and Debentures

Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

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Swaps

Swap Agreements

Swap agreements are typically two-party, uncleared contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.  Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Swap agreements often do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with a Fund’s custodian that satisfies the 1940 Act.  A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.  Because most swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund illiquid investment limitations.  A Fund will not enter into any swap agreement unless the adviser believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement in circumstances where the adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, futures contracts or other underlying assets represented in the index, plus the dividends that would have been received on those instruments.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks, futures contracts or other underlying assets.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, futures contract, basket of securities or futures contracts, defined portfolios of bonds, loans and mortgages, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security, commodity or market without owning or taking physical custody of such security, commodity or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market.  The adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

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Credit Default Swaps

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or liquid securities may be set aside as collateral by a Fund’s custodian in accordance with the terms of the swap agreement. A Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain interest rate swaps and credit default swaps. Under the Dodd-Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from a Fund with respect to such derivatives.

Technology Risk

The Adviser uses various technologies in managing the Funds, consistent with each Fund’s its investment objective and strategy described in the Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Funds. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively impact a Fund.

Temporary Defensive Position

In anticipation of or in response to adverse market, economic, political or other conditions, a Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short term U.S. government securities. If a Fund were to take a temporary defensive position, its opportunity to achieve upside return may be limited; however, the ability to be fully defensive is an integral part of achieving each Fund’s investment objective.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract

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to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, the Fund would be required to deposit with its futures broker in a segregated account an amount of cash, U.S. Government securities, suitable money market instruments, or other liquid securities, known as “initial margin.”

The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, aFund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

A Fund’s futures contracts may be subject to periods of illiquidity because of market conditions, regulatory considerations and other reasons. For example, commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily limits.” During a single day, no trades may be executed at prices beyond the daily limit. Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity futures contracts can neither be taken nor liquidated unless the traders are willing to effect trades at or within the limit. Futures contract prices have occasionally moved the daily limit for several consecutive days with little or no trading. Such market conditions could prevent a Fund from promptly liquidating its futures contracts.

United States Government Obligations

The Funds may invest in United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Receipts

Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Treasury

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Receipts (“TRs”) and Separately Traded Registered Interest and Principal Securities (“STRIPS”) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

U.S. Government Zero Coupon Securities

STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Treasury Obligations

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

United States Government Agency

The Funds may invest in securities issued by United States Government Agencies. These consist of fixed income securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their

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investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than was historically experienced.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-Issued, Forward Commitments and Delayed Settlements

A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account as discussed in the Cover Requirements section. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

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The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases such Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. Each Fund may not borrow money, except to the extent permitted under applicable securities laws.

2. Senior Securities. Each Fund may not issue senior securities, except to the extent permitted under applicable securities laws

3. Underwriting. Each Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund may be considered an underwriter under applicable securities laws in the disposition of portfolio securities or in the purchase of securities directly from the issuer thereof.

4. Concentration. Each Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result more than 25% of the Fund’s total assets, taken at market value at the time of investment, would be invested in the securities of issuers whose principal business activities are in the same industry, except that a Fund will concentrate to approximately the same extent that its Index concentrates in the securities of such particular industry or group of related industries..

5. Real Estate. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this policy shall not prevent the Fund from investing in securities or other instruments backed by real estate (e.g., REITs) or in securities of issuers engaged in the real estate business.

6. Commodities. Each Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. Loans. Each Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations promulgated thereunder, and any applicable exemptive relief.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS FOR CERTAIN OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS FUNDAMENTAL AND MAY NOT BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Diversification. With respect to 75% of its total assets, each of the Redwood AlphaFactor® Core Equity Fund, Redwood AlphaFactor® Tactical Core Fund, and Redwood Managed Municipal Income Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result: (i) more than 5% of the Fund’s total assets immediately after and as the result of such purchase would be invested in the securities of any one issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of a single issuer. In the event a Fund invests in underlying investment companies, the Fund will “look through” to the underlying assets in the underlying funds to determine diversification.

2. Under normal circumstances, the Redwood Managed Municipal Income Fund will, directly or indirectly, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and may subject the investors to alternative minimum tax.

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THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF EACH FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. Each Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. Each Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

4. Illiquid Investments. Each Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of each Fund’s shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Fund will make its top 10 portfolio holdings as of the end of each fiscal quarter publicly available on the Adviser's website at www.redwoodmutualfund.com 30 days following the fiscal quarter end. Each Fund also discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, each Fund discloses its portfolio holdings reports on Form N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, each Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•	The Adviser. Personnel of the adviser, including personnel responsible for managing a Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio managers in the trading of such securities, personnel of the adviser may also release and discuss certain portfolio holdings with various broker-dealers.

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•	Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•	MUFG Union Bank, N.A. is custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•	Grant Thornton, LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to each Fund's portfolio holdings in connection with auditing of each Fund’s annual financial statements and preparation of the Funds tax returns.

•	Drinker Biddle & Reath LLP is counsel to the Funds; therefore, its personnel have access to each Fund’s portfolio holdings in connection with review of each Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures. The Trusts’ Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect each Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (collectively, the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including, but not limited to, a President, a Secretary, a Treasurer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure.  The Board is led by Mark Gersten, who has served as the Chairman of the Board since the Trust was first registered with the SEC in 2012. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its series and each shareholder.

Board Risk Oversight.  The Board is comprised entirely of Independent Trustees and has established an Audit Committee, Valuation Committee and a Corporate Governance Committee, each with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Funds believe that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and

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has provided consulting services to alternative asset managers. Mr. Garbin holds both a Chartered Financial Analyst (“CFA”) and Professional Risk Manager (“PRM”) designation and has earned and holds advanced degrees in international business, negotiation and derivatives. Mark Gersten has over 35 years of business experience in the investment management business with a focus on mutual funds and alternative funds. He serves as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his service to this board and extensive experience administering mutual funds. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Neil Kaufman has over 30 years of experience as a corporate and securities attorney and possesses a deep understanding of the securities industry in general and financial statements in particular. Mr. Kaufman has previously served as the Chairman of a NASDAQ-listed technology company and the Chairman of the Banking & Securities Law Committee of the Nassau County Bar Association. Anita Krug has 9 years of experience as an attorney advising investment advisory firms, particularly those managing hedge funds. She also has extensive experience as a law professor whose scholarship focuses on investment advisers, hedge funds and mutual funds. The Funds do not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them well qualified.

Trustees and Officers.  The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below.   Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska  68130.

Independent Trustees*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	8	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012)	8	Schroder Global Series Trust (2012-2017); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (2015-2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(since 2016); Partner, Abrams	8	Altegris KKR Commitments Master Fund (since 2014)
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Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
			Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)
Anita K. Krug Year of Birth: 1969	Trustee, Corporate Governance Committee Chairman	Indefinite, Since 2012	Interim Dean (since 2017), Professor (since 2016), and Associate Professor (2014-2016), University of Washington School of Law; Assistant Professor, University of Washington School of Law (2010-2014)	8	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

* Information is as of the date of this SAI.

** As of the date of this SAI, the Trust was comprised of 21 active portfolios managed by 10 unaffiliated investment advisers. The term “Fund Complex” applies only to funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for the purposes of investment and investor services. The Funds do not hold themselves out as related to any other series within the Trust except for the Redwood Managed Volatility Portfolio, Redwood Activist Leaders

Fund, Redwood AlphaFactor® Tactical International Fund, and Redwood Systematic Macro Trend ("SMarT") Fund. The Funds do not share the same investment adviser with any other series of the Trust.

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President (Since June 2017); Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer (Since June 2017)	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014)	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
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William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

* Information is as of the date of this SAI.

** As of the date of this SAI, the Trust was comprised of 21 active portfolios managed by 10 unaffiliated investment advisers. The term “Fund Complex” applies only to funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for the purposes of investment and investor services. The Funds do not hold themselves out as related to any other series within the Trust except for the Redwood Managed Volatility Portfolio, Redwood Activist Leaders Fund, Redwood AlphaFactor® Tactical International Fund, and Redwood Systematic Macro Trend ("SMarT") Fund. The Funds do not share the same investment adviser with any other series of the Trust.

Audit Committee. The Board has an Audit Committee that consists solely of all of the Trustees, all of whom are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include, among other things: (i) the selection, retention or termination of the Trust’s independent auditors and approval of audit and non-audit services to be provided by the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the fiscal year ended October 31, 2017, the Audit Committee met seven times.

Valuation Committee. The Board has a Valuation Committee that consists solely of all of the Trustees, all of whom are not “interested persons” of the Trust within the meaning of the 1940 Act. The Valuation Committee’s responsibilities include, among other things: (i) overseeing and monitoring implementation of the Trust’s Fund Securities Valuation Procedures by Gemini Fund Services, LLC (“GFS”) and the Trust’s Fair Value Committee; (ii) reviewing any fair valuation of the Funds’ securities by the Fair Value Committee (a “Fair Value Determination”); (iii) monitoring the Board’s fulfillment of its obligations with respect to the valuation of the Trust’s assets under the 1940 Act, including the rules adopted thereunder and applicable guidance with respect to investment company valuation matters by the SEC; (iv) overseeing the Fair Value Committee’s processes and procedures in making Fair Value Determinations and reporting, or causing to be reported, such Fair Value Determinations to the Board for its consideration periodically; (v) as appropriate, ratifying the Fair Value Committee’s policies and procedures in making and reporting Fair Value Determinations; (vi) reviewing the formulation of, or amendment to, valuation policies and fair value methodologies, including factors to be considered in Fair Value Determinations and how such factors are to be weighed, the valuation proposed by the Fair Value Committee, GFS and/or the respective Fund’s investment adviser and/or sub-adviser (as applicable) and their assessment of the continued appropriateness of the valuation and fair value methodologies, and making recommendations with respect thereto for the consideration, and as appropriate, the adoption of such recommendations by the Board; (vii) periodically reviewing the role of the Fair Value Committee and making recommendations to the Board with respect to any changes or modifications; (viii) reviewing the reports required under the Trust’s Fund Securities Valuation Procedures; and (ix) considering any other matters requested by the Board. The Valuation Committee operates pursuant to a Valuation Committee Charter. During the fiscal year ended October 31, 2017, the Valuation Committee met six times.

Corporate Governance Committee. Effective January 1, 2017, the Board has a Corporate Governance Committee that consists solely of all of the Trustees, all of whom are not “interested persons” of the Trust within the meaning of the 1940 Act. The Corporate Governance Committee’s responsibilities include, among other things: (i) formulating a statement of the Trust’s corporate governance; (ii) assessing the size, structure and composition of the Board of Trustees; (iii) determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; (iv) identifying Trustee candidates, including nominee candidates recommended by shareholders; (v) oversight of Board of Trustees self-evaluations; and (vi) reviewing certain regulatory and corporate matters of the Trust. The Corporate Governance Committee shall meet at least once a year. The Corporate Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Trust’s Secretary. The Corporate Governance Committee did not meet during the fiscal year ended October 31, 2017.

Compensation of Directors.  Effective January 1, 2018, the Trust pays each Independent Trustee a fee of $42,500 per annum, as well as reimbursements for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. In addition, the Chairman of the Board receives an additional annual fee of $12,500, the Chairman of the Audit Committee receives an

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additional annual fee of $10,000, the Chairman of the Valuation Committee receives an additional annual fee of $5,000 and the Chairman of the Corporate Governance Committee receives an additional annual fee of $5,000. The Trust also pays each Independent Trustee a fee of $1,000 for each Board meeting (and/or Committee meeting held in connection with such a Board meeting) other than a regularly scheduled meeting (a “Special Meeting”), except that the Audit Committee will permit up to four Special Meetings a year without any additional fees.

Effective January 1, 2017, the Trust paid each Independent Trustee a fee of $30,000 per annum, as well as reimbursements for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. In addition, the Chairman of the Board received an additional annual fee of $10,000, the Chairman of the Audit Committee received an additional annual fee of $5,000, the Chairman of the Valuation Committee received an additional annual fee of $5,000 and the Chairman of the Corporate Governance Committee received an additional annual fee of $5,000.

No “interested persons” who serve as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

The table below details the amount of compensation the Trustees received from the Funds during the fiscal year ended October 31, 2017:

Name and Position	Redwood Managed Volatility Fund	Redwood AlphaFactor® Core Equity Fund	Redwood AlphaFactor® Tactical Core Fund	Redwood Managed Municipal Income Fund	Aggregate Compensation From the Funds*	Total Compensation From Fund Complex Paid to Trustees**
Mark Garbin	$2,513.97	$1,176.26	$1,176.26	$1,176.26	$6,921.69	$9,801.33
Mark Gersten	$2,879.64	$1,347.35	$1,347.35	$1,347.35	$6,042.75	$8,556.72
Neil Kaufman	$2,513.97	$1,176.26	$1,176.26	$1,176.26	$6,042.75	$8,556.72
Anita Krug	$2,422.55	$1,133.48	$1,133.48	$1,133.48	$5,822.99	$8,245.54

*Trustees’ fees are allocated equally to each series in the Trust. The Redwood AlphaFactor® Core Equity Fund, Redwood AlphaFactor® Tactical Core Fund and Redwood Managed Municipal Income Fund did not operate for a full fiscal year.

** The term “Fund Complex” includes the Funds and Redwood Managed Volatility Portfolio, Redwood Activist Leaders Fund, Redwood AlphaFactor® Tactical International Fund, and Redwood Systematic Macro Trend ("SMarT") Fund, and not to any other series of the Trust. For the fiscal year ended October 31, 2017, the aggregate independent Trustees’ fee paid by the entire Trust were $141,250.

Trustees’ Ownership of Shares in the Funds.  As of December 31, 2017, the Trustees beneficially owned the following amounts in each Fund and the family of investment companies overseen by the Trustees:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mark Garbin	None	None
Mark Gersten	None	$50,001-$100,000
Neil Kaufman	None	None
Anita Krug	None	None

Management Ownership

As of February 1, 2018, the Trustees and officers, as a group, owned less than 1% of the Fund Complex’s outstanding shares.

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CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of February 15, 2018, the following shareholders of record owned 5% or more of the outstanding shares of each Fund:

Redwood Managed Volatility Fund

Name & Address	Percentage of Fund Share Class
Class I Shares
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103-2226	41.41%
Charles Schwab & Co. FBO Customers 211 Main Street San Francisco, CA 94105	17.43%
Trust Company of America PO Box 6503 Englewood, CO 80155-6503	7.75%
Class N Shares
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103-2226	31.33%
Charles Schwab & Co. FBO Customers 211 Main Street San Francisco, CA 94105	19.43%
LPL Financial Inc. 9785 Towne Centre Drive San Diego, CA 92121-1968	15.15%
Class Y Shares
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103-2226	30.06%
Charles Schwab & Co. FBO Customers 211 Main Street San Francisco, CA 94105	14.52%
Trust Company of America PO Box 6503 Englewood, CO 80155-6503	5.76%

Redwood AlphaFactor® Core Equity Fund

Name & Address	Percentage of Fund Share Class
Class I Shares
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103-2226	52.76%
Charles Schwab & Co. FBO Customers 211 Main Street San Francisco, CA 94105	45.93%
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Class N Shares
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	31.20%
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103-2226	22.81%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	13.45%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	9.14%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	5.79%

Redwood AlphaFactor® Tactical Core Fund

Name & Address	Percentage of Fund Share Class
Class I Shares
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103-2226	46.69%
Charles Schwab & Co. FBO Customers 211 Main Street San Francisco, CA 94105	46.62%
Class N Shares
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103-2226	99.96%

Redwood Managed Municipal Income Fund

Name & Address	Percentage of Fund Share Class
Class I Shares
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103-2226	68.67%
Charles Schwab & Co. FBO Customers 211 Main Street San Francisco, CA 94105	26.99%
Class N Shares
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103-2226	99.98%

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INVESTMENT ADVISER

Investment Adviser and Investment Advisory Agreements

Redwood Investment Management, LLC (“Adviser” or “Redwood”), located at 1117 S. Robertson Boulevard, Los Angeles, California, 90035, serves as investment adviser to each of the Funds. Subject to the authority of the Board, the Adviser is responsible for the overall management of each Fund’s business affairs. The Adviser is wholly-owned by Michael Messinger and trusts formed by him.

The Adviser and the Trust have entered into two investment advisory agreements with respect to the Funds, the first on behalf of the Redwood Managed Volatility Fund, the second on behalf of the Redwood AlphaFactor® Core Equity Fund, Redwood AlphaFactor® Tactical Core Fund and Redwood Managed Municipal Income Fund (together, the “Investment Advisory Agreements”). The terms of the Investment Advisory Agreements are substantially similar. Under the Investment Advisory Agreements, the Adviser, under the supervision of the Board, agrees to invest the assets of each Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to each Fund and, as such shall: (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder; (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions; and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, will attempt to obtain the best price and execution of its orders, and may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers, subject to best execution.  The Adviser also provides necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities. The Investment Advisory Agreements were approved by the Board of the Trust, including a majority of the Independent Trustees, at a meeting held on January 20, 2017, with respect to the Redwood AlphaFactor® Core Equity Fund, Redwood AlphaFactor® Tactical Core Fund and Redwood Managed Municipal Income Fund, and June 22, 2017 with respect to the Redwood Managed Volatility Fund.

The following table sets forth the annual management fee rate payable by each Fund to the Adviser pursuant to the Investment Advisory Agreements, expressed as a percentage of each Fund’s average daily net assets:

FUND	ADVISORY FEE
Redwood Managed Volatility Fund	1.25%
Redwood AlphaFactor® Core Equity Fund	0.50%
Redwood AlphaFactor® Tactical Core Fund	0.90%
Redwood Managed Municipal Income Fund	0.70%

For its services to the Funds, the Adviser is entitled to receive an annual fee equal to the percentages of each Fund’s average daily net assets in the table above. The advisory fee is allocated to each class shares of a Fund based upon the relative proportion of the Fund’s net assets represented by that class. In addition to the investment advisory fee, each Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.  The fee is computed daily and payable monthly.

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Expenses not expressly assumed by the Adviser under the Investment Advisory Agreements are paid by the Funds.  Under the terms of the Investment Advisory Agreements, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled “The Distributor”); (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade association of which the Fund may be a member; (h) the cost of share certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

With respect to each Fund, the Investment Advisory Agreements will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreements may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees, the Adviser, or by holders of a majority of the Fund’s outstanding shares. Each of the Investment Advisory Agreements shall terminate automatically in the event of its assignment.

The tables below provide information about the advisory fees paid to each Fund for the fiscal period listed:

October 31, 2015

Fiscal Year	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expense Reimbursed	Amount Subject to Recoupment
Redwood Managed Volatility Fund	1.25%[1]	$4,435,568	$508,041	$3,927,527	$0	$508,041

October 31, 2016

Fiscal Year	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expense Reimbursed	Amount Subject to Recoupment
Redwood Managed Volatility Fund	1.25%	$3,064,804	$32,501	$3,032,303	$0	$32,501

October 31, 2017

Fiscal Year	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expense Reimbursed	Amount Subject to Recoupment
Redwood Managed Volatility Fund	1.25%	$4,565,758	$0	$4,758,453[2]	$0	$0
Redwood AlphaFactor® Core Equity Fund[3]	0.50%	$108,783	$43,905	$64,878	$0	$43,905
Redwood AlphaFactor® Tactical Core Fund[3]	0.90%	$209,776	$39,609	$170,167	$0	$39,609
Redwood Managed Municipal Income Fund[3]	0.70%	$146,279	$45,756	$100,523	$0	$45,756
[1]	The Fund’s management fee was lowered effective August 1, 2015 to 1.25% from 1.50%
[2]	Includes $192,695 of recouped advisory fees.
[3]	The Fund commenced operations on March 9, 2017.

Expense Limitation Agreement

The Adviser has contractually agreed to reduce the Funds’ fees and/or to absorb expenses of the Funds until at least until March 1, 2019 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed the percentages in the table below, expressed as a percentage of average daily net assets attributable to each respective share class of the Funds. This agreement may be terminated by the Board on 60 days’ written notice to the Adviser. These expense reimbursements are subject to possible recoupment from a Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved

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within the below expense limits. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and increase its performance.

Class	Expense Cap	Minimum Duration
Redwood Managed Volatility Fund
I	1.67%	March 1, 2019
N	1.92%	March 1, 2019
Y	1.43%	March 1, 2019
Redwood AlphaFactor® Core Equity Fund
I	0.80%	March 1, 2019
N	1.05%	March 1, 2019
Redwood AlphaFactor® Tactical Core Fund
I	1.20%	March 1, 2019
N	1.45%	March 1, 2019
Redwood Managed Municipal Income Fund
I	1.00%	March 1, 2019
N	1.25%	March 1, 2019

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (for the purposes of this subsection only, the “Code”), the Trustees are permitted to invest in securities that may also be purchased by each Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, a copy of the Adviser’s proxy voting policies and a record of each proxy voted by the Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-855-RED-FUND (733-3863) and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

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THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of each Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of each Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended October 31, 2017.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Purchases	Brokerage Commissions	Other Compensation
Redwood Managed Volatility Fund	$0	$0	$0	*
Redwood AlphaFactor® Core Equity Fund**	$0	$0	$0	*
Redwood AlphaFactor® Tactical Core Fund**	$0	$0	$0	*
Redwood Managed Municipal Income Fund**	$0	$0	$0	*

*The Distributor received $27,488 fin the aggregate rom the Adviser as compensation for its distribution services to the Funds.

** The Fund commenced operations on March 9, 2017.

The Distributor also receives 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plans”.

Rule 12b-1 Plans

The Trust has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) pursuant to which each Fund is authorized to pay the Distributor, as compensation for the Distributor’s account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class N shares of each Fund’s average daily net assets attributable to Class N. Such fees are to be paid by each Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon each Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. Each Fund will bear its own costs of distribution with respect to its shares.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making each Fund’s investment plan and shareholder services available; and

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providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on a Plan. A Plan may be terminated at any time by the Trust or the Funds by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Funds.

A Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of a Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of each Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Funds at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement. No “interested person” (as defined in the 1940 Act) of a Fund nor any Trustee had a direct or indirect financial interest in the operation of the Plans or related agreements.

During the fiscal year ended October 31, 2017, the Funds incurred and paid the following allocated distribution expenses pursuant to the Plan:

Actual Class N 12b-1 Expenditures Paid by the Fund

During the Fiscal Year Ended October 31, 2017

	Redwood Managed Volatility Fund	Redwood AlphaFactor® Core Equity Fund	Redwood AlphaFactor® Tactical Core Fund	Redwood Managed Municipal Income Fund
Advertising/Marketing	None	None	None	None
Printing/Postage	None	None	None	None
Payment to distributor	$39,287	$0	$0	$0
Payment to dealers	$21,061	$0	$33	$0
Compensation to sales personnel	None	None	None	None
Other	$8,426	$0	($9)	$0
Total	$68,774	$0	$24	$0

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PORTFOLIO MANAGERS

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts. The information is as of October 31, 2017

Michael Messinger

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee
Registered Investment Companies	5	$645.5 million	None	None
Other Pooled Investment Vehicles	1	$8.5 million	None	None
Other Accounts	1,036	$283.5 million	None	None

Michael Cheung

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee
Registered Investment Companies	5	$645.5 million	None	None
Other Pooled Investment Vehicles	1	$8.5 million	None	None
Other Accounts	1,036	$283.5 million	None	None

Richard Duff

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$118 million	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	None	None	None	None
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Conflicts of Interest

The Adviser is wholly-owned by Michael Messinger. Many of the Adviser’s clients participate in investment programs that have investment objectives, policies and strategies that are substantially similar to the Funds. Other clients of the Adviser may have differing investment programs, objectives, policies and strategies. In general, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fees it receives from the Funds, or the Adviser could receive performance-based fees on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, a portfolio manager may recommend or cause a client to invest in a security or other instrument in which another client of the Adviser has an ownership position. The Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that a portfolio manager seeks to purchase or sell the same security or other instrument for multiple client accounts, the Adviser may aggregate, or bunch, these orders where a portfolio manager deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities or other instruments purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Compensation

As of the date of this SAI, due to Mr. Messinger’s direct ownership interest in the Adviser, he may receive compensation through his ownership interest to the extent that the Adviser distributes any profits or the value of his ownership interest increases. Messrs. Cheung and Duff receive a salary and a discretionary bonus based on the Fund and Redwood performance and profitability.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Funds as of October 31, 2017.

Name of Portfolio Manager	Redwood Managed Volatility Fund	Redwood AlphaFactor® Core Equity Fund	Redwood AlphaFactor® Tactical Core Fund	Redwood Managed Municipal Income Fund
Michael Messinger	$0	$0	$0	$0
Michael Cheung	$0	$0	$0	$0
Richard Duff	$0	$0	$0	$0

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for each Fund are made by the portfolio managers, who are employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to a Fund or the Adviser for a Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
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•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than those of a Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The tables below provide information about the brokerage commissions paid by each Fund for the fiscal period listed:

Fiscal Year Ended October 31, 2015	Commissions Paid
Redwood Managed Volatility Fund	$0

Fiscal Year Ended October 31, 2016	Commissions Paid
Redwood Managed Volatility Fund	$0

Fiscal Year Ended October 31, 2017	Commissions Paid
Redwood Managed Volatility Fund	$22,128
Redwood AlphaFactor® Core Equity Fund*	$19,937
Redwood AlphaFactor® Tactical Core Fund*	$22,263
Redwood Managed Municipal Income Fund*	$0

*The Fund commenced operations on March 9, 2017.

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

The tables below provide information about each Fund’s portfolio turnover rate for the past two fiscal years:

	Fiscal Year Ended October 31, 2016	Fiscal Year Ended October 31, 2017
Redwood Managed Volatility Fund	111%	110%
Redwood AlphaFactor® Core Equity Fund*	N/A	8%
Redwood AlphaFactor® Tactical Core Fund*	N/A	8%
Redwood Managed Municipal Income Fund*	N/A	24%

* The Fund commenced operations on March 9, 2017.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (“GFS”), which has its principal office at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as administrator, fund accountant and transfer agent for the Funds pursuant to the Fund Services Agreement (the “Agreement”) with the Funds and subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

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The Agreement became effective on August 29, 2012 and remains in effect for three years from the applicable effective date for each Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS after the end of the first year on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services for each Fund, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) prepare and maintain the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides each Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The tables below provide information about the fund administration, fund accounting and transfer agency paid to each Fund for the fiscal period listed:

October 31, 2015

Fiscal Year	Administration Services	Fund Accounting Services	Transfer Agency Services
Redwood Managed Volatility Fund	$188,000	$50,585	$93,500

October 31, 2016

Fiscal Year	Administration Services	Fund Accounting Services	Transfer Agency Services
Redwood Managed Volatility Fund	$156,739	$46,677	$116,011

October 31, 2017

Fiscal Year	Administration Services	Fund Accounting Services	Transfer Agency Services
Redwood Managed Volatility Fund	$148,876	$37,478	$125,815
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Redwood AlphaFactor® Core Equity Fund*	$9,905	$10,981	$6,661
Redwood AlphaFactor® Tactical Core Fund*	$10,647	$10,926	$7,661
Redwood Managed Municipal Income Fund*	$9,718	$10,981	$6,661

* The Fund commenced operations on March 9, 2017.

Custodian

MUFG Union Bank, N.A. (the “Custodian”) serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 350 California Street, 6th Floor, San Francisco, CA 94104.

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of each Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s Secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV).

Generally, a Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by a Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

A Fund will use an independent pricing service (“Pricing Service”) to calculate the fair market value of the Fund’s foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the Pricing Service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The Pricing Service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by a Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ Fair Valuation Committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because a Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, each Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading,

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clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign (non-U.S.) securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following days: weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fair Value Committee and Valuation Process. The Fair Value Committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) the Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities, are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust applies Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The Fair Value Committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the

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Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or sub-adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Valuation Committee and Board of Trustees Determination. The Valuation Committee of the Board generally meets on a quarterly basis to consider the valuations provided by the Fair Value Committee and to ratify the valuations made for the applicable securities. The Board of Trustees reviews and considers the determinations reached by the Fair Value Committee in ratifying the Fair Value Committee’s application of the fair valuation methodologies employed.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

NOTICE: Under Section 72.1021(a) of the Texas Property Code, initial investors in the Funds who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

[Name of Fund]

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Redemption of Shares

Shares of the Funds may be redeemed on any business day upon receipt of a request for redemption, in accordance with the procedures set forth the Prospectus. Redemptions are effected at the per share NAV, next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when

(a) the NYSE is closed, other than customary weekend and holiday closings;

(b) trading on that exchange is restricted for any reason;

(c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “How to Redeem Shares” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Upon request, eligible beneficial holders of Class N Shares may exchange their shares for Class I Shares of the same Fund. The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Class N Shares. Such an exchange will be effected at the NAV of the Class N Shares next calculated after the exchange request is received by the Funds’ transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class N Shares. The Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of each Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes

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on an exchange of Class N Shares for Class I Shares. The exchange privilege is not currently available to beneficial holders of Class Y shares of the Funds. The exchange privilege is not applicable to exchanges of one Fund for another.

You may make an exchange request by sending a written request to the Fund’s transfer agent on behalf of the Fund to:

Regular/Express/Overnight Mail

[Fund Name]

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

Each Fund intends to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders, as described more fully below. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, each Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of each Fund will be computed in accordance with Section 852 of the Code.

Investment company taxable income is made up of dividends and interest less expenses, plus any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, the excess of net long-term capital gains over net-short-term capital losses) for a fiscal year is computed by taking into account any capital loss carry forward of the applicable Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign (non-U.S.) currencies, or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and net income from “publicly traded partnerships” (as defined in Section 851(h) of the Code), and (b) diversify its holding so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its investment company taxable income without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including net capital gain, distributed to shareholders. If, however, a Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

Each Fund intends to distribute all of its investment company taxable income and any net capital gains in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income and net capital gain will be made after the end of each fiscal year ending October 31, and no later than December 31 of each year. Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

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If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, that Fund would be required to pay income taxes on its investment company taxable income and net capital gains, if any, at the rates generally applicable to corporations. Shareholders of such a Fund generally would not be liable for income tax on the Fund’s investment company taxable income or net capital gains in their individual capacities. Distributions to shareholders, whether from that Fund’s investment company taxable income or net capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to each Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.  In addition, certain other distributions made after the close of a taxable year of each Fund may be “spilled back” and treated as paid by the applicable Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. Because each Fund’s income is derived primarily from sources that do not pay “qualified dividend income,” dividends from each Fund generally are not expected to qualify for taxation at the long-term capital gain rates available to individuals on qualified dividend income. Furthermore, dividends from each Fund generally are not expected to qualify for the dividends-received deduction for shareholders that are corporations. Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders.

Distributions by the Funds in excess of each Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his or her Fund shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash the shareholder could have received.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

An additional 3.8% Medicare tax will be imposed on certain investment company taxable income (including ordinary dividends and capital gain distributions received from each Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect social security number or taxpayer identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

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Each Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Foreign (Non-U.S.) Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign (non-U.S.) tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility they may be subject to U.S. estate tax. A portion of each Fund’s distributions received by a foreign (non-U.S.) shareholder may, however, be exempt from U.S. withholding tax to the extent properly reported by a Fund as attributable to U.S. source interest income and short-term capital gains.

Ordinary dividends, redemption payments and certain capital gain dividends to a foreign (non-U.S.) shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin after December 31, 2018. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A foreign (non-U.S.) shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, each Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign (non-U.S.) currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Passive Foreign Investment Companies

Investment by a Fund in a “passive foreign investment company” (“PFIC”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the applicable Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign (Non-U.S.) Currency Transactions

A Fund’s transactions in foreign (non-U.S.) currencies, foreign (non-U.S.) currency-denominated fixed income securities and certain foreign (non-U.S.) currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign (non-U.S.) currency concerned.

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Foreign (Non-U.S.) Taxation

Income received by a Fund from sources within foreign (non-U.S.) countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign (non-U.S.) corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign (non-U.S.) income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign (non-U.S.) taxes paid by a Fund, and may be entitled to use it as a foreign (non-U.S.) tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign (non-U.S.) tax credit with respect to a gain dividend. No deduction for foreign (non-U.S.) taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of each Fund’s taxable year whether the foreign (non-U.S.) taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign (non-U.S.) taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign (non-U.S.) source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. With respect to each Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign (non-U.S.) currency-denominated fixed income securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign (non-U.S.) tax credit is applied separately to foreign (non-U.S.) source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign (non-U.S.) taxes paid by each Fund. The foreign (non-U.S.) tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign (non-U.S.) taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount, Pay-In-Kind and Market Discount Securities

Investments by a Fund in zero coupon securities, deferred interest securities, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently) or pay-in-kind securities will require the Fund to accrue income on such investments for each taxable year, generally prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its distribution requirements.

By holding the foregoing kinds of securities, a Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

If a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders of the Funds may be subject to state and local taxes on distributions received from each Fund and on redemptions of a Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign (non-U.S.) tax law in light of their particular situation.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, located at 757 Third Avenue, New York, NY 10017, serves as the Fund’s independent registered public accounting firm, providing services including (i) audit of annual financial statements, (ii) review of certain documents to be filed with U.S. Securities and Exchange Commission, and (iii) other audit related and tax services, including preparation of the Funds’ tax returns.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The Funds’ financial statements included in the Funds’ most recent Annual Report to shareholders for the fiscal year ended October 31, 2017, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into this SAI. These financial statements include the Funds’ schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights and notes. You can obtain a copy of the Funds’ Annual or Semi-Annual Report without charge by calling the Fund at 1-855-RED-FUND (733-3863).

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APPENDIX A

REDWOOD INVESTMENT MANAGEMENT, LLC

Proxy Voting Policies and Procedures September 30, 2013

Redwood Investment Management, LLC (“Redwood”) has a general policy of not voting proxies on behalf of clients for any securities held in a client’s managed account. including our affiliated private hedge fund However, Redwood has been delegated proxy voting responsibility by its affiliated registered mutual fund, the Redwood Managed Volatility Fund (the “Fund”), for proxies solicited on the securities held in the Fund’s portfolio, which is managed by Redwood. These policies and procedures, which may be amended from time to time, only apply to the voting of such proxies by Redwood.

SECTION 1 - VOTING RESPONSIBILITY

Redwood’s Chief Compliance Officer has the responsibility of voting the Fund’s proxies received by Redwood (the “Responsible Voting Party”). Redwood may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations. Redwood will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines.

SECTION 2- PROXY VOTING GUIDELINES

The fundamental guidelines followed by Redwood in voting proxies on behalf of the Fund is to make every effort to ensure that the manner in which shares are voted is in the best interest of the Fund and the value of the specific investment. Absent special circumstances of the types described below, it is the policy of Redwood to exercise its proxy voting discretion in accordance with the guidelines set forth below.

Proposals Specific to Mutual Funds

Redwood will invest a majority of the Fund’s assets in other registered investment companies that are not affiliated with the Fund ("Underlying Funds"), generally under the reliance of Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”) and is therefore required by Section 12(d)(1)(F) of the 1940 Act to vote proxies received from Underlying Funds in a certain manner. Notwithstanding any other guidelines provided in these procedures, it is the policy of Redwood to vote all Fund proxies received from Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from und shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

Other Proposals

Proxies received by Redwood from issuers of securities held by the Fund that are not Underlying Funds, are initially referred to the Responsible Voting Party for voting. Redwood will vote all proxies based upon its policies or instructions. In keeping with its fiduciary obligations to the Fund, Redwood reviews all proxy proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy proposal received from a non-Underlying Fund issuer will be considered based on the relevant facts and circumstances. Redwood may deviate from these general guidelines when it determines that the particular facts and circumstances warrant such deviation to protect the interests of Fund. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Redwood anticipate all future situations. Corporate governance issues are diverse and continually evolving and Redwood devotes time and resources to monitor these changes. The following guidelines reflect what Redwood believes to be good corporate governance and behavior:

I.              Board of Directors – Redwood supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors.

II.           Auditors – Redwood will review the role and performance of auditors. Redwood will generally vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

III.         Compensation – A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Redwood believes that executive compensation should be directly linked to the performance of the company. In addition, Redwood generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Redwood usually supports “fair price” provisions and confidential voting.

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IV.         Corporate Structure – Redwood generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Redwood conducts an independent review of each anti-takeover proposal.

V.           Capital Structure – Redwood realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Redwood will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Redwood will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Redwood will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Redwood will review proposals seeking preemptive rights on a case-by-case basis.

VI.         Social and Corporate Policy Issues – Redwood will take a holistic approach considering both the long-term and the short-term impact a social and/or corporate issue can have on the company and its value. Redwood will generally give management discretion with regard to social, environmental and ethical issues although Redwood may vote in favor of those issues that are believed to have significant economic benefits or implications.

Special Situations

Redwood may choose not to vote proxies in certain situations, such as: 1) where Redwood deems the cost of voting would exceed any anticipated benefit to the Fund, or 2) where a proxy is received for a security no longer held in the Fund’s portfolio (i.e., Redwood had previously sold the entire position).

Any changes to the Proxy Voting Guidelines must be pre-approved in writing by Redwood’s Chief Compliance Officer (“CCO”).

SECTION 3 - APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Party (with the pre-approval of the CCO) may vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the Fund. In the exercise of such discretion, the Responsible Voting Party may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from the Fund may also justify casting different votes.

The Responsible Voting Party will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the recordkeeping process.

SECTION 4 - CONFLICTS OF INTEREST

Redwood may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Redwood and/or one of its, or the Fund’s affiliates may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. Redwood, its, or the Fund’s affiliates and/or employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

If at any time, Redwood and/or the Responsible Voting Party become aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the CCO. Conflicts of interest will be handled in various ways depending on the type and materiality. This includes:

I.                 Where the Proxy Voting Guidelines outline Redwood’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the Proxy Voting Guidelines.

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II.              Where the Proxy Voting Guidelines outline Redwood’s voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by Redwood depending upon the facts and circumstances of each situation and the requirements of applicable law:

A.                    Voting the proxy in accordance with the voting recommendation of non-affiliated third party vendors. If the third party vendor’s recommendations are not received in a timely fashion, Redwood will abstain from voting the proxy.

B.                     Voting the proxy pursuant to direction by the Board of Trustees of the Fund.

SECTION 5 - PROXY VOTING RECORDS

Redwood will maintain the following records under these policies and procedures:

I.                 A copy of all policies and procedures.

II.              A copy of each proxy statement received regarding the Fund’s securities.

III.            A record of each vote cast by Redwood on behalf of the Fund.

IV.            A copy of any document created by Redwood that was material to making a decision on how to vote proxies on behalf of the Fund or that memorialize the basis for that decision.

V.              A copy of each written request by the Fund for information on how Redwood voted proxies on behalf of the Fund, and a copy of any written response by Redwood to any (written or verbal) request for information on how Redwood voted proxies on behalf of the Fund.

The foregoing records will be retained for at least six (6) years from the end of the year the document was created. Redwood may rely on one or more third parties to create and retain the records referred to in items II and III above.

SECTION 6 – REPORTING AND DISCLOSURES

A copy of these policies and procedures will be provided to the Fund and the Board of Trustees anytime upon request and at least annually for review and approval. In addition, information on each proxy voted will be provided to the Fund, in accordance with its written policies and procedures as follows:

I.                 The Responsible Voting Party shall complete a Form N-PX Report at the time a proxy is voted on behalf of the Fund and deliver a copy to the CCO.

II.              On or around July 1st of each year, the CCO shall review the proxy voting records to determine whether any proxy votes were cast on behalf of the Fund for which reports were not filed. If an unreported vote is discovered, the CCO shall contact the Responsible Voting Party for an explanation and documentation.

III.            Upon completion of the review, the CCO shall compile all Form N-PX reports submitted for the 12-month period ended June 30 and complete Form N-PX. The CCO will send a completed Form N-PX to the Fund Administrator who is responsible for filing the Form N- PX with the SEC by August 1 of each year.

IV.            The CCO shall provide the Board of Trustees, at least annually, a copy of Redwood’s Proxy Voting Policy, along with a record of each proxy voted on behalf of the Fund, including a report on the resolution of all proxies identified by Redwood as involving a conflict of interest.

The CCO will ensure that Redwood’s proxy voting policy is disclosed in the firm’s Form ADV Part 2A.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the

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documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

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“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period

60

or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

61

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

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“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

h Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

h Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market, but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

64

TWO ROADS SHARED TRUST

PART C

OTHER INFORMATION

Item 28.		Financial Statements and Exhibits

(a)	(1)	Amended Agreement and Declaration of Trust dated October 15, 2012[3]
	(2)	Certificate of Trust as filed with the State of Delaware on June 8, 2012[1]

(b)		Registrant’s By–Laws[1]

(c)		Instruments Defining Rights of Security Holders – see relevant portions of Certificate of Trust and By-Laws

(d)	(1)	Amended and Restated Investment Advisory Agreement between Registrant and LJM Funds Management, Ltd. [17]
	(2)	Amended and Restated Investment Advisory Agreement between Registrant and Superfund Advisors, Inc. with respect to the Superfund Managed Futures Strategy Fund[17]
	(3)	Investment Advisory Agreement between Registrant and Satuit Capital Management, LLC with respect to the Satuit West Shore Real Return Fund (formerly called the West Shore Real Return Fund)[24]
	(4)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund[6]
	(5)	Amended and Restated Investment Advisory Agreement between Registrant and IronHorse Capital, LLC with respect to the Conductor Global Equity Value Fund (formerly called the Conductor Global Fund)[16]
	(6)	Investment Advisory Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund[9]
	(7)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio[10]
	(8)	Investment Advisory Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Affinity Small Cap Fund[14]
	(9)	Sub-Advisory Agreement among Registrant, Anfield Capital Management, LLC and Affinity Investment Advisors, LLC with respect to the Affinity Small Cap Fund [14]
	(10)	Investment Advisory Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Hanlon Managed Income Fund and Hanlon Tactical Dividend and Momentum Fund[15]
	(11)	Amended Exhibit A to Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund[14]
	(12)	Amended Exhibit A to Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio[14]
	(13)	Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund[22]
	(14)	Investment Advisory Agreement between Registrant and RVX Asset Management, LLC with respect to the RVX Emerging Markets Equity Opportunity Fund[25]
	(15)	Amended Exhibit A to Investment Advisory Agreement between Registrant and IronHorse Capital, LLC with respect to the Conductor Global Equity Value Fund (formerly called the Conductor Global Fund)[24]
	(16)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC dated February 21, 2017[27]
	(17)	Investment Advisory Agreement between Registrant and Recurrent Investment Advisors, LLC with respect to the Recurrent Natural Resources Fund and the Recurrent MLP & Infrastructure Fund[33].
	(18)	Investment Advisory Agreement between Registrant and Regents Park Funds, LLC with respect to the Anfield Capital Diversified Alternatives ETF and Affinity World Leaders Equity ETF[36]
	(19)	Investment Sub-advisory Agreement between Registrant and Anfield Capital Management, LLC with respect to the Anfield Capital Diversified Alternatives ETF[36]
	(20)	Amended Appendix A to the Investment Advisory Agreement dated February 21, 2017 between Registrant and Redwood Investment Management, LLC[34].
	(21)	Investment Sub-Advisory Agreement between Registrant and Affinity Investment Advisors LLC with respect to the Affinity World Leaders Equity ETF[36].
	(22)	Investment Advisory Agreement between Registrant and WFAS, LLC with respect to the Wealthfront Risk Parity Fund[37].
	(23)	Investment Advisory Agreement between Registrant and Symmetry Partners, LLC with respect to the Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, Symmetry Panoramic Global Equity Fund, Symmetry Panoramic Tax-Managed Global Equity Fund, Symmetry Panoramic US Fixed Income Fund, Symmetry Panoramic Municipal Fixed Income Fund, Symmetry Panoramic Global Fixed Income Fund, and Symmetry Panoramic Alternatives Fund (together, the “Symmetry Funds”) [38].
	(24)	Form of Sub-Advisory Agreement between Registrant, Symmetry Partners, LLC and AQR Capital Management, LLC with respect to the Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, and Symmetry Panoramic Global Equity Fund[38].
	(25)	Novation of Investment Advisory Agreement between Registrant, Anfield Capital Management, LLC and Regents Park Funds, LLC with respect to the Affinity Small Cap Fund. [35]
	(26)	Novation of Investment Sub-Advisory Agreement between Registrant, Anfield Capital Management, LLC and Regents Park Funds, LLC with respect to the Affinity Small Cap Fund. [35]
	(27)	Amended Exhibit A to the Amended and Restated Investment Advisory Agreement between Registrant and LJM Funds Management, Ltd., on behalf of the LJM Preservation and Growth Fund and LJM Equity Alternative Fund to be filed by amendment.

(e)	(1)	Underwriting Agreement between Registrant and Northern Lights Distributors, LLC[15]
	(2)	ETF Distribution Agreement between Registrant and Northern Lights Distributors, LLC[31]

(f)		Bonus or Profit Sharing Contracts – None

(g)	(1)	Custodial Agreement between the Registrant and MUFG Union Bank, N.A. (formerly Union Bank, N.A.)[2]
	(2)	Custodial Agreement between the Registrant and Huntington Bank, N.A.[13]
	(3)	Custodial Agreement between the Registrant and The Bank of New York Mellon[15]
	(4)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co.[31]
	(5)	Custody Agreement between the Registrant and U.S. Bank, N.A. [37].

(h)	(1)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC[2]
	(2)	Expense Limitation Agreement between the Registrant and LJM Funds Management, Ltd., with respect to the LJM Preservation and Growth Fund[8]
	(3)	Amended Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC [26]
	(4)	Expense Limitation Agreement between the Registrant and Satuit Capital Management, LLC with respect to the Satuit West Shore Real Return Fund (formerly called the West Shore Real Return Fund)[24]
	(5)	Expense Limitation Agreement between the Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund[6]
	(6)	Expense Limitation Agreement between the Registrant and IronHorse Capital, LLC with respect to the Conductor Global Equity Value Fund (formerly called the Conductor Global Fund)[7]
	(7)	Fee Waiver Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund[8]
	(8)	Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund[9]
	(9)	Expense Limitation Agreement between the Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio[10]
	(10)	Participation Agreement between Registrant, with respect to the Redwood Managed Volatility Portfolio and Jefferson National Life Insurance Company[11]
	(11)	Amended Appendix A to Expense Limitation Agreement between Registrant and LJM Funds Management, Ltd., with respect to the LJM Preservation and Growth Fund[13]
	(12)	Amended Appendix A to Expense Limitation Agreement between Registrant and Ironhorse Capital LLC, with respect to the Conductor Global Equity Value Fund (formerly called the Conductor Global Fund) [19]
	(13)	Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC with respect to the Affinity Small Cap Fund[14]
	(14)	Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Hanlon Managed Income Fund and Hanlon Tactical Dividend and Momentum Fund[15]
	(15)	Expense Limitation Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund[22]
	(16)	Amended Appendix A to Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Hanlon Managed Income Fund and Hanlon Tactical Dividend and Momentum Fund[21]
	(17)	Interim Expense Limitation Agreement between the Registrant and Satuit Capital Management, LLC with respect to the Satuit West Shore Real Return Fund (formerly called the West Shore Real Return Fund) [24]
	(18)	Expense Limitation Agreement between Registrant and RVX Asset Management, LLC with respect to the RVX Emerging Markets Equity Opportunity Fund[25]
	(19)	Amended Appendix A to Expense Limitation Agreement between Registrant and IronHorse Capital, LLC with respect to the Conductor Global Equity Value Fund (formerly called the Conductor Global Fund)[24]
	(20)	Expense Limitation Agreement dated February 21, 2017 between the Registrant and Redwood Investment Management, LLC [27]
	(21)	Expense Limitation Agreement between Registrant and Recurrent Investment Advisors, LLC with respect to the Recurrent Natural Resources Fund and the Recurrent MLP & Infrastructure Fund [33].
	(22)	Expense Limitation Agreement between the Registrant and Regents Park Funds, LLC with respect to the Anfield Capital Diversified Alternatives ETF[31]
	(23)	Amended Appendix A to Expense Limitation Agreement dated February 21, 2017 between the Registrant and Redwood Investment Management, LLC[34].
	(24)	ETF Services Agreement between the Registrant and Gemini Fund Services, LLC[31].
	(25)	Expense Limitation Agreement between the Registrant and Regents Park Funds, LLC with respect to the Anfield Capital Diversified Alternatives ETF and Affinity World Leaders Equity ETF[36].
	(26)	Expense Limitation Agreement between the Registrant and Symmetry Partners, LLC with respect to the Symmetry Funds[38].
	(27)	Fee Waiver Agreement between Registrant and Symmetry Partners, LLC with respect to the Symmetry Funds[38].
	(28)	Novation of Operating Expenses Limitation and Security Agreement between Registrant, Anfield Capital Management, LLC and Regents Park Funds, LLC[35].
	(29)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund.
	(30)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Redwood Investment Management, LLC, with respect to the Redwood Managed Volatility Fund is filed herewith.

(i)		Legal Opinion and Consent[27].

(j)	(1)	Consent of Independent Public Accounting Firm is filed herewith.
	(2)	Powers of Attorney[28]
	(3)	Resolution of the Board Authorizing Use of Powers of Attorney[23]
	(4)	Consent of Counsel is filed herewith.

(k)		Omitted Financial Statements – None

(l)	(1)	Subscription Agreement[2]
	(2)	Form of Authorized Participation Agreement[31]

(m)	(1)	Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[6]
	(2)	Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[6]
	(3)	Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[6]
	(4)	Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[6]
	(5)	Amended Exhibit A to Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 [26].
	(6)	Amended Exhibit A to Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 [26].
	(7)	Amended Exhibit A to Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[26]
	(8)	Amended Exhibit A to Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[34]
	(9)	Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[21]
	(10)	Amended Exhibit A to Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[25]
	(11)	ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1[36]

(n)	(1)	Amended Rule 18f-3 Plan[6]
	(2)	Amended Appendix A to Rule 18f-3 Plan[37].

(o)		Reserved

(p)	(1)	Code of Ethics for the Trust[2]
	(2)	Code of Ethics for LJM Funds Management, Ltd[4]
	(3)	Code of Ethics for Northern Lights Distributors, LLC[36]
	(4)	Code of Ethics for Anfield Capital Management, LLC[40]
	(5)	Code of Ethics for Superfund Advisors, Inc. [39]
	(6)	Code of Ethics for Satuit Capital Management [24]
	(7)	Code of Ethics for Redwood Investment Management, LLC is filed herewith.
	(8)	Code of Ethics for IronHorse Capital, LLC[40]
	(9)	Code of Ethics for Affinity Investment Advisors[14]
	(10)	Code of Ethics for Hanlon Investment Management, Inc.[15]
	(11)	Code of Ethics for Holbrook Holdings, Inc. [22]
	(12)	Code of Ethics for RVX Asset Management LLC [25]
	(13)	Code of Ethics for Recurrent Investment Advisors, LLC[33]
	(14)	Code of Ethics for Regents Park Funds, LLC[31]
	(15)	Code of Ethics for WFAS, LLC [37]
	(16)	Code of Ethics for Symmetry Partners, LLC[38]
	(17)	Code of Ethics for AQR Capital Management, LLC[38]

1 Previously filed on June 28, 2012 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

2 Previously filed on October 26, 2012 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

3 Previously filed on March 14, 2013 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

4 Previously filed on May 9, 2013 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

5 Previously filed on June 5, 2013 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

6 Previously filed on October 22, 2013 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

7 Previously filed on December 20, 2013 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

8 Previously filed on February 28, 2014 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

9 Previously filed on August 11, 2014 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

10 Previously filed on August 22, 2014 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

11Previously filed on November 21, 2014 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

12 Previously filed on November 21, 2014 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

13 Previously filed on February 27, 2015 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

14 Previously filed on July 24, 2015 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

15 Previously filed on August 12, 2015 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

16 Previously filed on October 22, 2015 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

17 Previously filed on December 23, 2015 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

18 Previously filed on February 26, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

19 Previously filed on February 29, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

20 Previously filed on April 15, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

21 Previously filed on May 31, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

22 Previously filed on June 13, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

23 Previously filed on September 16, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

24 Previously filed on October 4, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

25 Previously filed on December 2, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

26 Previously filed on February 28, 2017 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

27 Previously filed on March 8, 2017 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

28 Previously filed on August 10, 2017 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

29 Previously filed on August 17, 2017 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

30 Previously filed on August 18, 2017 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

31 Previously filed on September 26, 2017 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

32 Previously filed on October 10, 2017 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

33 Previously filed on October 24, 2017 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

34 Previously filed on November 1, 2017 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

35 Previously filed on November 29, 2017 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

36 Previously filed on December 27, 2017 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

37 Previously filed on January 16, 2018 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

38 Previously filed on January 24, 2018 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

39 Previously filed on February 27, 2018 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

40 Previously filed on February 28, 2018 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

Item 29. Control Persons.

None.

Item 30. Indemnification.

Article VIII, Section 2(a) of the Amended Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Amended Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) of the Amended Agreement and Declaration of Trust provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Amended Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 11 of the Investment Advisory Agreement between Registrant and LJM Funds Management, Ltd. (“LJM”), incorporated herein by reference to exhibit (d)(1), provides for the indemnification of LJM against certain losses.

Section 11 of the Investment Advisory Agreement between Registrant and Superfund Advisors, Inc. (“Superfund”), incorporated herein by reference to exhibit (d)(2), provides for the indemnification of Superfund against certain losses.

Section 5 of the Investment Advisory Agreements between Registrant and Redwood Investment Management, LLC (“Redwood”), incorporated herein by reference to exhibits (d)(4), (d)(7), and (d)(16) provides for the indemnification of Redwood against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and IronHorse Capital, LLC (“IronHorse”), incorporated herein by reference to exhibit (d)(5), provides for the indemnification of IronHorse against certain losses.

Section 5 of the Investment Advisory Agreements between Registrant and Anfield Capital Management, LLC (“Anfield”), incorporated herein by reference to exhibit (d)(6) and (d)(8), provide for the indemnification of Anfield against certain losses.

Section 5 of the Sub-Advisory Agreement between Registrant, Anfield and Affinity Investment Advisors, LLC (“Affinity”), incorporated herein by reference to exhibit (d)(9), provides for the indemnification of Affinity against certain losses.

Section 5 of the Advisory Agreement between Registrant and Hanlon Investment Management, Inc. (“Hanlon”), incorporated herein by reference to exhibit (d)(10), provides for the indemnification of Hanlon against certain losses.

Section 5 of the Advisory Agreement between Registrant and Holbrook Holdings, Inc., incorporated herein by reference to exhibit (d)(13), provides for the indemnification of Holbrook against certain losses.

Section 5 of the Advisory Agreement between Registrant and Satuit Capital Management (“Satuit”), incorporated herein by reference to exhibit (d)(3), provides for the indemnification of Satuit against certain losses.

Section 5 of the Advisory Agreement between Registrant and RVX Asset Management, LLC (“RVX”) incorporated herein by reference to exhibit (d)(14), provides for the indemnification of RVX against certain losses.

Section 5 of the Form of Advisory Agreement between Registrant and Regents Park Funds, LLC (“Regents Park”) incorporated herein by reference to exhibit (d)(18) provides for the indemnification of Regents Park against certain losses.

Section 5 of the Advisory Agreement between Registrant and Recurrent Investment Advisors, LLC (“Recurrent”) incorporated herein by reference to exhibit (d)(17) provides for the indemnification of Recurrent against certain losses.

Section 5 of the Advisory Agreement between Registrant and WFAS, LLC (“WFAS”) incorporated herein by reference to exhibit (d)(22) provides for the indemnification of WFAS against certain losses.

Section 5 of the Advisory Agreement between Registrant and Symmetry Partners, LLC (“Symmetry”) incorporated herein by reference to exhibit (d)(23) provides for the indemnification of Symmetry against certain losses.

Section 11 of the Sub-Advisory Agreement between Registrant, Symmetry and AQR Capital Management, LLC (“AQR”) incorporated herein by reference to exhibit (d)(24) provides for the indemnification of AQR against certain losses.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors, LLC (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Services Agreement with Gemini Fund Services, LLC (GFS) provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

The ETF Distribution Agreement with NLD provides that the Registrant agrees to indemnify and hold harmless each of NLD, its managers and officers and each person, if any, who controls NLD within the meaning of Section 15 of the Securities Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Registrant’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Registrant’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Registrant, the Registrant’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the Securities Act, or (vi) all actions taken by NLD hereunder resulting from NLD’s reliance on instructions received from an officer, agent or approved service provider of the Registrant.

Item 31. Activities of Investment Adviser and Sub-Adviser.

Certain information pertaining to the business and other connections of each Adviser of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Adviser” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.” The information required by this Item 31 with respect to each director, officer or partner of each Adviser is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

LJM Funds Management, Ltd., the Adviser to the LJM Preservation and Growth Fund and LJM Equity Alternative Fund – File No. 801-76983

Anfield Capital Management, LLC, the Adviser to the Anfield Universal Fixed Income Fund and Sub-Adviser to the Anfield Capital Diversified Alternatives ETF– File No. 801-77714

Superfund Advisors, Inc., the Adviser to the Superfund Managed Futures Strategy Fund – File No. 801-77984

Redwood Investment Management, LLC, the Adviser to the Redwood Managed Volatility Fund, Redwood Managed Volatility Portfolio, Redwood AlphaFactor Core Equity Fund, Redwood AlphaFactor Tactical Core Fund, Redwood Managed Municipal Income Fund, Redwood Activist Leaders Fund, Redwood AlphaFactor Tactical International Fund and Redwood Systematic Macro Trend (“SMarT”) Fund – File No. 801-78563

IronHorse Capital, LLC, the Adviser to the Conductor Global Equity Value Fund – File No. 801-78730

Affinity Investment Advisors, LLC, the Sub-Adviser to the Affinity Small Cap Fund and Affinity World Leaders Equity ETF – File No. 801-42015

Hanlon Investment Management, Inc., the Adviser to the Hanlon Managed Income Fund and Hanlon Tactical Dividend and Momentum Fund – File No. 801-60889

Holbrook Holdings, Inc., the Adviser to the Holbrook Income Fund – File No. 801-107682

Satuit Capital Management, LLC, the Adviser to the Satuit West Shore Real Return Fund – File No. 801-57862

RVX Asset Management, LLC, the Adviser to the RVX Emerging Markets Equity Opportunity Fund– File No. 801-107281

Recurrent Investment Advisors LLC, the Adviser to the Recurrent Natural Resources Fund and the Recurrent MLP & Infrastructure Fund –File No. 801-110728

Regents Park Funds, LLC, the Adviser to the Anfield Capital Diversified Alternatives ETF and Affinity World Leaders Equity ETF– File No. 801-108885

WFAS, LLC, the Adviser to the Wealthfront Risk Parity Fund – File No. 801-111023

Symmetry Partners, LLC, the Adviser to the Symmetry Funds – File No. 801-61342

AQR Capital Management, LLC, the Sub-Adviser to the Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, and Symmetry Panoramic Global Equity Fund – File No. 801-55543

Item 32. Principal Underwriter.

(a) Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following: AdvisorOne Funds, Arrow ETF Trust, Arrow DWA Tactical ETF, Arrow QVM Equity Factor ETF, and Arrow Reserve Capital Management ETF, each a series of Arrow Investments Trust, Centerstone Investors Trust, Copeland Trust, Equinox Funds Trust, Forethought Variable Insurance Trust, Miller Investment Trust, Multi-Strategy Growth & Income Fund, Mutual Fund Series Trust, Mutual Fund and Variable Insurance Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., and Vertical Capital Income Fund.

(b) Northern Lights Distributors, LLC is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Northern Lights Distributors, LLC is 17605 Wright Street, Omaha, Nebraska 68130. To the best of Registrant’s knowledge, the following are the members and officers of Northern Lights Distributors, LLC:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

(c) Not Applicable.

Item 33. Location of Accounts and Records.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the Investment Company Act of 1940, as amended, for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the U.S. Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

1.	MUFG Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California 94104 (records relating to its function as custodian)
2.	Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 (records relating to its functions as administration, accounting and transfer agent and Registrant’s Declaration of Trust, By-Laws and Minutes)
3.	Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130 (records relating to its function as principal underwriter)
4.	LJM Funds Management, Ltd., One Financial Place, 440 S. La Salle Street, Suite 2301, Chicago, IL 60605 (records relating to its function as investment adviser)
5.	Superfund Advisors, Inc., Superfund Office Building, Grand Anse P.O. Box 1803 St. Georges, Grenada W.I (records relating to its function as investment adviser)
6.	Redwood Investment Management, LLC, 1117 S. Robertson Boulevard, Los Angeles, CA 90035 (records relating to its function as investment adviser)
7.	IronHorse Capital LLC, 3102 West End Avenue, Suite 400, Nashville, TN 37203 (records relating to its function as investment adviser)
8.	Anfield Capital Management, LLC, 4041 Macarthur Boulevard, Suite 155, Newport Beach, CA 92660 (records relating to its function as investment adviser)
9.	Huntington Bank, N.A., 7 Easton Oval, Columbus, OH 43219 (records relating to its function as custodian)
10.	Affinity Investment Advisors, LLC, 4041 Macarthur Boulevard, Suite 150, Newport Beach, CA 92660 (records relating to its function as sub-adviser)
11.	Hanlon Investment Management, Inc., 3393 Bargaintown Road, Egg Harbor Twp., NJ 08234 (records relating to its function as investment adviser)
12.	The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286 (records relating to its function as custodian)

13.	Holbrook Holdings, Inc., 2670 NW Lovejoy Street, Portland, OR 97210 (records relating to its function as investment adviser)

14.	Satuit Capital Management, LLC, 1001 Westhaven Boulevard, Suite 125-B, Franklin, TN 37064 (records relating to its function as investment adviser)

15.	RVX Asset Management, LLC, 20900 NE 30th Street, Suite 401, Aventura, Florida 33180 (records relating to its function as investment adviser)

16.	Recurrent Investment Advisors LLC, 3801 Kirby Dr., Suite 654, Houston, TX 77908 (records relating to its function as investment adviser)

17.	Regents Park Funds, LLC, 4041 Macarthur Boulevard, Suite 155, Newport Beach, CA 92660 (records relating to its function as investment adviser)

18.	Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 (records relating to its function as custodian and transfer agent)

19.	WFAS, LLC, 900 Middlefield Road, 2nd Floor, Redwood City, CA 94063 (records relating to its function as investment adviser)

20.	Symmetry Partners, LLC, 151 National Drive, Glastonbury, CT 06033 (records relating to its function as investment adviser)

21.	AQR Capital Management, LLC, 2 Greenwich Plaza, 3rd Floor, Greenwich, CT 06830 (records relating to its function as sub-adviser)

22.	U.S. Bank, N.A, 425 Walnut Street, Cincinnati, OH 45202 (records relating to its function as custodian)

Item 34. Management Services. Not Applicable.

Item 35. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 28th day of February, 2018.

Two Roads Shared Trust

By:

James Colantino*

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Mark D. Gersten*	_________________________ Trustee & Chairman	February 28, 2018
Mark Garbin*	_________________________ Trustee	February 28, 2018
Neil M. Kaufman*	_________________________ Trustee	February 28, 2018
Anita K. Krug*	_________________________ Trustee	February 28, 2018
James Colantino*	_________________________ President and Principal Executive Officer	February 28, 2018
Laura Szalyga*	_________________________ Treasurer and Principal Financial Officer	February 28, 2018

*By: /s/ Richard A. Malinowski

Richard A. Malinowski

Attorney in fact

Exhibit Index

(h)(30)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Redwood Investment Management, LLC, with respect to the Redwood Managed Volatility Fund
(j)(1)	Consent of Independent Public Accounting Firm
(j)(4)	Consent of Counsel
(p)(7)	Code of Ethics for Redwood Investment Management, LLC